                                                                   EXHIBIT 10.24

================================================================================

                                 LEASE AGREEMENT

                           dated as of March 18, 1994

                                     between

                                William J. Wade,
                not in his individual capacity but solely as the
                           Individual Owner Trustee of
                       Equifax Business Trust No. 1994-A,
                                    as Lessor

                                       and

                                  EQUIFAX INC.,
                                    as Lessee

              Leveraged Lease of the J. V. White Technology Center

================================================================================

CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A LIEN AND SECURITY INTEREST IN FAVOR OF, NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE DATED AS OF MARCH 18, 1994, BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE, UNDER THE DEED TO SECURE DEBT AND SECURITY AGREEMENT DATED AS OF MARCH 18, 1994, BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE AND UNDER THE ASSIGNMENT OF RENTS AND LEASES DATED AS OF MARCH 18, 1994 BETWEEN THE LESSOR AND THE INDENTURE TRUSTEE, AS SUCH TRUST INDENTURE, DEED TO SECURE DEBT AND SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE ON OR FOLLOWING THE SIGNATURE PAGE THEREOF. SEE SECTION 22(e) FOR FURTHER INFORMATION CONCERNING THE RESPECTIVE RIGHTS OF THE INDENTURE TRUSTEE AND THE NOTEHOLDERS.

THIS COUNTERPART [IS NOT] THE SOLE EXECUTED CHATTEL PAPER ORIGINAL.

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1. Definitions.................................................      -1-

SECTION 2. Lease; Lease Term...........................................      -1-
       (a)   Lease.....................................................      -1-
       (b)   Lease Term................................................      -2-

SECTION 3. Rent; Adjustments to Rent...................................      -2-
       (a)   Interim Term..............................................      -2-
       (b)   Basic Rent................................................      -2-
       (c)   Supplemental Rent.........................................      -3-
       (d)   Method of Payment.........................................      -4-
       (e)   Adjustments to Rent.......................................      -5-
       (f)   Computation of Adjustments................................      -6-
       (g)   Sufficiency of Basic Rent and Supplemental Rent...........      -7-

SECTION 4. Net Lease...................................................      -7-

SECTION 5. Return......................................................      -9-

SECTION 6. Warranty of the Lessor......................................     -11-
       (a)   Quiet Enjoyment...........................................     -11-
       (b)   Disclaimer of Other Warranties............................     -12-
       (c)   Enforcement of Certain Warranties.........................     -13-
       (d)   Title Insurance...........................................     -13-

SECTION 7. Liens.......................................................     -14-

SECTION 8. Operation and Maintenance; Modifications ...................     -15-
       (a)   Operation and Maintenance.................................     -15-
       (b)   Inspection................................................     -16-
       (c)   Modifications.............................................     -17-
       (d)   Title to Modifications....................................     -18-
       (e)   Removal or Replacement of Property........................     -19-
       (f)   Trade and Other Fixtures..................................     -20-
       (g)   Contest of Taxes or Requirements of Law...................     -21-
       (h)   Reports...................................................     -22-
       (i)   Environmental Compliance..................................     -22-

SECTION 9. Event of Loss...............................................     -24-
       (a)   Events of Loss; Notice....................................     -24-
       (b)   Repair....................................................     -25-
       (c)   Event of Loss During the Interim Term and Basic Term......     -26-
       (d)   Termination of Lease Term.................................     -26-
       (e)   Event of Loss During any Renewal Term.....................     -27-
       (f)   Application of Payments on an Event of Loss...............     -27-
       (g)   Application of Payments Not Relating to an Event of
             Loss .....................................................     -28-
       (h)   Application During Lease Event of Default ................     -30-

                                                                            Page

SECTION 10. Insurance..................................................     -31-
       (a)   Required Insurance........................................     -31-
       (b)   Other Insurance...........................................     -34-
       (c)   Insurance to be Commercially Available....................     -34-
       (d)   Self Insurance............................................     -34-

SECTION 11. Rights To Assign or Sublease; Assignment as
            Security; Attornment.......................................     -35-
       (a)  Sublease by the Lessee.....................................     -35-
       (b)  Assignment by the Lessee ..................................     -36-
       (c)  Security for Lessor's Obligation to Noteholders............     -37-
       (d)  Assignments by the Lessor..................................     -37-

SECTION 12. Lease Renewal..............................................     -38-
       (a)  Option for Fixed-Rate Renewal..............................     -38-
       (b)  Fair Market Renewal Options................................     -38-
       (c)  Short-Term Lease Extensions................................     -38-
       (d)  Notice at Expiration of Lease Term.........................     -39-
       (e)  Elections Irrevocable......................................     -39-
       (f)  Determination of Fair Market Rental Value..................     -39-
       (g)  Assistance with Disposition................................     -39-

SECTION 13. Burdensome Buyout Purchase Right...........................     -40-
       (a)  Burdensome Buyout Purchase Right...........................     -40-
       (b)  Notice.....................................................     -41-
       (c)  Determination of Fair Market Sales Value...................     -41-

SECTION 14. Early Termination; Obsolescence or Uneconomic
            Usefulness Termination.....................................     -42-
       (a)  Obsolescence or Uneconomic Usefulness Termination..........     -42-
       (b)  Early Termination..........................................     -46-

SECTION 15. Lease Events of Default....................................     -47-

SECTION 16. Remedies...................................................     -49-
       (a)  Remedies...................................................     -49-
       (b)  No Release.................................................     -52-
       (c)  Remedies Cumulative........................................     -53-

SECTION 17. Notices....................................................     -53-

SECTION 18. Successors and Assigns.....................................     -53-

SECTION 19. Right of First Offer.......................................     -53-
       (a)  Grant of Right of First Offer..............................     -53-
       (b)  Savings Clause.............................................     -55-

SECTION 20. Right To Perform for Lessee................................     -55-

                                                                            Page

SECTION 21. Rejectable Offers..........................................     -56-
       (a)  Amendments in Writing......................................     -62-
       (b)  Survival...................................................     -62-
       (c)  Severability of Provisions.................................     -63-
       (d)  True Lease.................................................     -63-
       (e)  Original Lease.............................................     -63-
       (f)  Governing Law..............................................     -63-
       (g)  Headings...................................................     -63-
       (h)  Estoppel Certificates......................................     -63-
       (i)  Concerning the Trust.......................................     -64-
       (j)  Counterpart Execution......................................     -65-
       (k)  Time is of the Essence.....................................     -65-
       (l)  Costs of Transfer..........................................     -65-

Schedule 1.............................................................     -68-
       Basic Rent Schedule.............................................     -68-

Schedule 2.............................................................     -69-
       Stipulated Loss Value Schedules.................................     -69-
            2.1      Stipulated Loss Value Schedule During Basic Term .     -69-
            2.2      Stipulated Loss Value Schedule for Lessor
                     Designated Event Price and OP Designated
                     Event Price ......................................     -69-
            2.3      Stipulated Loss Value Schedule for Burdensome Buyout
                     Purchase Price During Renewal Terms ..............     -69-

Schedule 3.............................................................     -70-
       Pricing Assumptions.............................................     -70-

Schedule 4.............................................................     -71-
       Trade Fixtures..................................................     -71-
Exhibit A   Description of Project

Exhibit B   Form of Lease Supplement

                                                                   EXHIBIT 10.24

                                 LEASE AGREEMENT

            LEASE AGREEMENT (this "Lease"), dated as of March 18, 1994, between WILLIAM J. WADE, not in his individual capacity, but solely as Individual Owner Trustee of Equifax Business Trust No. 1994-A, a Delaware business trust (the "Lessor") and EQUIFAX INC., a Georgia corporation (the "Lessee").

                               W I T N E S S E T H:

            WHEREAS, the Lessor owns the Project; and

            WHEREAS, the Lessee desires to lease from the Lessor the Project, upon the terms and subject to the conditions set forth herein; and

            WHEREAS, the Lessor is willing to lease the Project to the Lessee upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Definitions. For purposes of this Lease (including the foregoing recitals), capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement of even date herewith among Alphafax Properties Limited Partnership, as a Seller, Equifax Inc., as a Seller and Lessee, Equifax Properties, Inc., as General Partner, First Chicago Leasing Corporation, as Owner Participant, Equifax Business Trust No. 1994-A, as the Trust, Wilmington Trust Company, as Corporate Owner Trustee, William J. Wade, as Individual Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, and Trust Company Bank, as Lender, as such Appendix may be amended from time to time in accordance with the terms of the Participation Agreement. Unless otherwise indicated, references in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Lease.

            SECTION 2. Lease; Lease Term.

            (a) Lease. Upon the terms and subject to the conditions of this Lease and subject to the Permitted Exceptions and to the terms and conditions of the other Transaction Documents, the Lessor hereby grants and leases to the Lessee, and the Lessee hereby takes and leases from the Lessor, the Project. The interest in the Project granted by Lessor to Lessee by this Lease is an estate for years under Georgia law.

            (b) Lease Term. The term of this Lease shall be as follows:

                  (i) Interim Term. The interim term (the "Interim Term") shall commence on the Closing Date and shall terminate at the end of August 31, 1994, unless this Lease is earlier terminated in accordance with its terms.

                  (ii) Basic Term. The basic term (the "Basic Term") shall
            commence on September 1, 1994, and shall terminate at 11:59 p.m. (Atlanta time) on March 1, 2012, unless this Lease is earlier terminated in accordance with its terms.

                  (iii) Extension of Lease. The Lease Term is subject to further extension pursuant to Section 12 hereof.

            (c) Description. The Project to be leased on the Closing Date is described on Exhibit A.

            (d) Lease Supplement. On the Closing Date, the Lessee shall enter into a Lease Supplement in the form of Exhibit B with the Lessor, which Lease Supplement shall (i) state that the Lessee has had an opportunity to inspect and has inspected the Project, (ii) describe the Project, (iii) set forth the Purchase Price, and (iv) if appropriate, set out revised Schedules 1 and 2 if and to the extent rental adjustments have been made on the Closing Date pursuant to Section 3.

            (e) Risk of Loss. Upon the execution and delivery of this Lease and any Lease Supplement on the Closing Date, all risk of loss with respect to the Project shall pass to the Lessee.

            SECTION 3. Rent; Adjustments to Rent.

            (a) Interim Term. No Rent, other than Supplemental Rent, if any, shall be due and payable by the Lessee to the Lessor during the Interim Term.

            (b) Basic Rent. The Lessee shall pay to the Corporate Owner Trustee for the account of the Lessor, as basic rent (hereinafter referred to as "Basic Rent"), the following amounts:

                  (i) on each Basic Rent Payment Date occurring during the Basic
            Term, an amount equal to (A) the Purchase Price multiplied by (B) the percentages set forth opposite such Basic Rent Payment Date on
            Schedule 1 to this Lease in advance or arrears as set forth in such
            Schedule 1, as such Schedule 1 may (subject always to Section 3(g) hereof) be amended by any Lease Supplement, plus or minus the Basic Rent Differential Amount;

                  (ii) on each Basic Rent Payment Date occurring during any
            Fixed-Rate Renewal Term, an amount determined in accordance with
            Section 12(a);

                  (iii) on each Basic Rent Payment Date occurring during any
            Fair Market Renewal Term, an amount determined in accordance with
            Section 12(b); and

                  (iv) on each Basic Rent Payment Date occurring during any
            Short-Term Renewal, an amount determined in accordance with Section 12(c).

            (c) Supplemental Rent. The Lessee shall pay as supplemental rent (herein referred to as "Supplemental Rent"), the following amounts:

                  (i) when due, any amount payable hereunder as Stipulated Loss
            Value as herein provided;

                  (ii) when due, to or for the account of the Lessor (or any trustee or co-trustee or additional trustee appointed pursuant to the Trust Agreement) amounts equal to any amounts payable by the Lessor in respect of the Make Whole Amount and any other amounts (other than principal and interest) payable on the Notes or under the Indenture (including without limitation amounts payable under Section 2.9, 2.10 and 2.11 thereof);

                  (iii) when due, or if no due date is specified on demand
            therefor, any amount (other than those sums described in clauses (i) and (ii) above) that the Lessee is obliged to pay to, or for the account of, the Lessor (or any trustee or co-trustee or additional trustee appointed pursuant to the Trust Agreement), the Owner Participant, the Indenture Trustee (or any note registrar, paying agent, co-trustee or additional trustee appointed pursuant to the Indenture), any Noteholder or any Indemnitee under this Lease or any other Transaction Document;

                  (iv) on demand and in any event not later than the Basic Rent
            Payment Date next succeeding the date such amounts shall be due and payable hereunder, to the extent permitted by Applicable Law, interest (computed on the basis of a 360-day year of twelve-30 day months) on any Rent not paid when due at a rate per annum equal to the Overdue Rate from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon, Atlanta time, in which event such date of payment shall be included);

                  (v) on each applicable Basic Rent Payment Date, such
            additional amount as shall, after reducing the sum of the scheduled amount of Basic Rent plus such additional amount by any applicable withholding Taxes, cause the amount remaining after such reduction to equal the aggregate amount of principal and accrued interest scheduled to be due and payable on all outstanding Notes on the applicable Basic Rent Payment Date; and

                  (vi) contemporaneously with making any other payment of
            Supplemental Rent (other than Stipulated Loss Value or payments denominated as interest payable to the Lessor, the Owner Participant or any Noteholder), such additional amount to the Owner Participant as shall be sufficient to cause such other Supplemental Rent payment to have been made on an After-Tax Basis to the Owner Participant.

            (d) Method of Payment. Each payment of Rent shall be made in immediately available funds no later than noon, Atlanta time, on the date such payment shall be due and payable hereunder, and shall be paid either (i) in the case of payments other than Excepted Payments, by wire transfer to the Indenture Trustee to the account specified in Appendix B to the Participation Agreement for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee on behalf of the Lessor) to the account specified in Appendix B to the Participation Agreement or into such other account as the Indenture Trustee may specify by notice in writing to the Lessee, or (ii) in the case of Excepted Payments, to such Person as shall be entitled to receive such payment at such address as such Person may specify by notice to the Lessee; provided, however, that with respect to Excepted Payments due to the Owner Participant, all such payments shall be made by wire transfer to the account specified in Appendix B to the Participation Agreement or such other account as the Owner Participant may specify in writing to the Lessee. If the date on which any payment of Rent is due hereunder is not a Business Day, such payment shall be made as aforesaid on the next succeeding Business Day, with the same force and effect as if made on the nominal due date provided for in this Lease. Any provision to this Lease to the contrary notwithstanding, all Basic Rent, all Supplemental Rent constituting Stipulated Loss Value, proceeds payable pursuant to Section 14 hereof, all amounts determined by reference to the Make Whole Amount or other amounts payable to the Indenture Trustee or the Noteholders, shall in each such case be paid to the Indenture Trustee on behalf of the Lessor for application in accordance with the provisions of the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section
10.1 of the Indenture, in which case each such payment shall be paid to, and applied by, the Corporate Owner Trustee on behalf of the Lessor).

            (e) Adjustments to Rent.

                  (i) The percentages for Basic Rent and Stipulated Loss Value, all as set forth in Schedules 1 and 2 hereto, have been calculated on the basis of the Pricing Assumptions.

                  (ii) If (A) the Closing Date is different than March 21, 1994,
            (B) on or prior to the Closing Date, the characterization of the Project by depreciation category as set forth in the Appraisal is different than that set forth in the Pricing Assumptions, (C) on or subsequent to the Closing Date, the Debt Rate or the amortization schedule of the Notes or the amount of Transaction Expenses is other than as set forth in the Pricing Assumptions including, without limitation, as a result of any change in the Debt Rate to a fixed or variable rate of interest on the Reset Date pursuant to Article XIII of the Participation Agreement and the terms of the Notes, (D) on the Closing Date, the ratio of the Equity Portion of the Purchase Price to the Purchase Price is different than as set forth in the Pricing Assumptions as a result of any adjustments referred to in clauses (A) through (C) above, in the aggregate, (E) on or prior to the Closing Date, there is any Change in Tax Law, (F) subsequent to the Closing Date, any refinancing of the Notes or any Supplemental Financing is consummated pursuant to Section 9.01 of the Participation Agreement,(G) subsequent to the Closing Date, the Tax Indemnity Agreement provides for the readjustment of Stipulated Loss Value, (H) subsequent to the Closing Date, in the event of a Partial Taking and the payment of the proceeds thereof to the Indenture Trustee for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee on behalf of the Lessor) as contemplated by Section 9(g)(i) hereof and Sections 4.5 and 5.1(c) of the Indenture, or (I) on the Closing Date, any other Pricing Assumption set forth on Schedule 3 proves incorrect then, and in each such case, such percentages for Basic Rent and Stipulated Loss Value, as applicable, shall (subject always to Section 3(g) hereof) be adjusted (upward or downward) so as to preserve the Owner Participant's Net Economic Return. Any such adjustments shall (subject always to Section 3(g) hereof) be reflected in a Lease Supplement.

                  (iii) Any adjustments pursuant to this Section 3(e): (A)
            shall, to the extent consistent with preserving the Owner Participant's Net Economic Return, minimize the net After-Tax present value cost (utilizing the After-Tax Discount Rate) to the Lessee (subject to the requirements of Section 3(f)) and minimize (but not necessarily avoid) the risk that the transactions effected pursuant to the Participation Agreement and this Lease will be classified by the Lessee as other than an "operating lease," as such term is defined under then-current GAAP, and (B) shall, in all events, satisfy the provisions of Revenue Procedures 75-21 and 75-28, and avoid the application of section 467(b)(2) of the Code to the same extent and in the same manner as such provisions are satisfied or avoided, respectively, under the Pricing Assumptions.

            (f) Computation of Adjustments.

                  (i) Upon the occurrence of an event requiring adjustments
            pursuant to Section 3(e), the Owner Participant shall make the necessary computations on a basis consistent with that used by the Owner Participant in the computation of the percentages for Basic Rent and Stipulated Loss Value set forth in the Schedules hereto, as theretofore adjusted, taking into account only the event giving rise to the adjustments and the provisions of Section 3(e). Such adjustments shall be effective (A) on the 30th day after the Owner Participant shall have furnished to the Lessee an Officer's Certificate confirming that such adjustments have been properly computed in accordance with the provisions of this Lease (or on such earlier day as the Lessee agrees in writing as to such adjustments) or (B) if the Lessee shall have disputed any computation or amount set forth in such certificate on or before such 30th day, on the date on which such dispute is resolved in accordance with Section 3(f)(ii), and shall remain effective until changed in consequence of any event occurring thereafter requiring further adjustment pursuant to Section 3(e).

                  (ii) Within 30 days after the Owner Participant shall have provided the Lessee with a certificate pursuant to Section 3(f)(i), the Lessee may request that the Owner Participant furnish all information necessary to permit the confirmation of the accuracy of the Owner Participant's computation of the adjustments described in such certificate to the Qualified Firm. Notwithstanding the foregoing, the Qualified Firm shall only have access to such books and records of the Owner Participant as may be necessary to verify the computation of such adjustments and shall not have access to the income tax returns of the Owner Participant. The Qualified Firm shall be required to confirm to the Owner Participant in writing that all information provided to the Qualified Firm shall remain the property of the Owner Participant, shall be held in strict confidence, shall not be duplicated or revealed to any other Person except to the extent disclosure may be required by Applicable Law, and shall be returned to the Owner Participant upon completion of the confirmation process. Within 30 days after its receipt of such information, the Qualified Firm either shall confirm the accuracy of such computation or shall notify the Owner Participant that such computation and the resulting adjustments proposed by the Owner Participant are inaccurate. In the latter event, the Owner Participant shall consult with the Lessee and such Qualified Firm as to the proper computation of the adjustments, whereupon the Owner Participant shall recompute the adjustments in such a manner as shall enable such Qualified Firm to confirm their accuracy. The Lessee and the Owner Participant agree that the sole responsibility of the Qualified Firm shall be to verify the amount of an adjustment pursuant to this Section 3(f) and that matters of interpretation are not within the scope of its responsibilities. All expenses incurred by the Owner Participant and the Lessee in connection with the verification procedures described in this paragraph (ii) (including the fees and expenses of the Qualified Firm) shall be paid by the Lessee, unless the present value on an After-Tax Basis of Basic Rent (discounted at the After-Tax Discount Rate) proposed by the Owner Participant shall exceed the present value on an After-Tax Basis of Basic Rent (discounted at the After-Tax Discount Rate), properly computed and confirmed, by more than 10 basis points, in which case all such expenses shall be paid by the Owner Participant. Each final or verified adjustment pursuant to this Section 3(f) shall be evidenced by the execution and delivery of a Lease Supplement in form and substance satisfactory to the Lessee and the Owner Participant, and shall be effective as provided herein without regard to the date, if any, on which such Lease Supplement is so executed and delivered.

            (g) Sufficiency of Basic Rent and Supplemental Rent. Notwithstanding any other provision of this Lease or of any other Transaction Document, (i) the amount of the installment of Basic Rent payable on each Basic Rent Payment Date (or on such other date as any installment of Basic Rent is due and payable) shall be at least equal to the aggregate amount of principal and accrued interest scheduled to be due and payable on all outstanding Notes on such Basic Rent Payment Date (or other such date) in respect of all Notes then outstanding and (ii) each payment of Stipulated Loss Value (when added to all other amounts required to be paid by the Lessee under this Lease in respect of any Event of Loss or termination (in whole or in part) of this Lease (including amounts determined by reference to the Make Whole Amount, if any) shall be at least equal to an amount sufficient, as of the date of payment, to pay in full the principal of and the Make Whole Amount, if any, and interest then due on all outstanding Notes on and as of such date of payment.

            SECTION 4. Net Lease. This Lease is a triple net lease and the Lessee hereby acknowledges and agrees that the Lessee's obligation to pay all Rent, and the rights of the Lessor in and to such Rent, shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character (except as may be expressly provided in this Section 4), including, without limitation: (i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right or claim that the Lessee may have against the Lessor, the Owner Trustees, the Owner Participant, the Indenture Trustee, any Noteholder, any vendor or manufacturer of or contractor or subcontractor for the Improvements or any part of any thereof, or any other Person for any reason whatsoever; (ii) any defect in or failure of the title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of the Project; (iii) any damage to, or removal, abandonment, dismantling, requisition, taking, condemnation, loss, theft or destruction of all or any part of the Project or any interference, interruption or cessation in the use or possession of the Project by the Lessee or by any other Person for any reason whatsoever or of whatever duration; (iv) any restriction, prevention or curtailment of or interference with any use of all or any part of the Project; (v) to the maximum extent permitted by Applicable Law, any insolvency, bankruptcy, reorganization or similar proceeding by or against the Lessee, the Lessor, the Owner Trustees, the Owner Participant, the Indenture Trustee or any other Person; (vi) the invalidity, illegality or unenforceability of this Lease, any other Transaction Document or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of the Lessor, the Owner Trustees, the Lessee, the Owner Participant, the Indenture Trustee, any Noteholder or any other Person to enter into this Lease, any other Transaction Document or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration; (vii) the breach or failure of any warranty or representation made in this Lease or any other Transaction Document by the Lessee, the Lessor, the Owner Trustees, the Owner Participant, the Indenture Trustee, any Noteholder or any other Person; or
(viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. The Lessee hereby waives, to the maximum extent permitted by Applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to modify, terminate, cancel, quit or surrender this Lease or to effect or claim any diminution or reduction of Rent payable by the Lessee, except in accordance with the express terms hereof. Except as provided herein, the Lessee agrees that, if for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, then, so long as Lessee is in possession and quiet enjoyment of the Project, the Lessee shall pay, to the maximum extent permitted by Applicable Law, to the Owner Trustees on behalf of the Lessor or to the Indenture Trustee, in either such case as expressly provided herein, or to such other Person as may be entitled thereto, an amount equal to each installment of Basic Rent and all Supplemental Rent at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Absent manifest error, each payment of Rent made by the Lessee shall be final and the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor or the Indenture Trustee or such other Person for any reason whatsoever. All covenants, agreements and undertakings of the Lessee herein shall be performed at its cost, expense and risk unless expressly stated otherwise. Nothing in this Section 4 or elsewhere shall be construed as a guaranty by the Lessee of any residual value in the Project or as a guaranty of the Notes. The Lessee's absolute and irrevocable covenant to pay Rent, as provided in this Section 4, shall not affect the Lessee's rights, at law or in equity, otherwise to enforce the Lessor's obligations under this Lease or any other Transaction Documents. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Project or any portion thereof by reason of the fact that the same Person may acquire or hold or own, directly or indirectly (a) the leasehold estate created hereby or any part thereof or interest therein and (b) the fee estate in the Project or any portion thereof or interest therein, unless and until all Persons having any interest in the interests described in (a) and (b) above which are sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

            SECTION 5. Return. Unless Lessee has theretofore acquired the Project as provided herein, on the Lease Termination Date the Lessee shall vacate and surrender possession of the Project to the Lessor or to a Person specified by the Lessor to the Lessee in writing not less than 30 days prior to the Lease Termination Date (unless such Lease Termination Date results from a termination pursuant to Section 16, in which event no prior notice shall be required) . At the time of such surrender, the Project shall be free and clear of all Liens (other than Liens described in clauses (a) (excluding the rights and interests of the Lessee in the Transaction Documents), (b) (but only Persons whose interest in the Project do not terminate by reason of nondisturbance rights, if any, granted by the Lessor), (c), (d) (to the extent such Taxes are not due and payable), (g) (to the extent such Liens are fully bonded and discharged of record), and (h) of the definition of "Permitted Liens", provided, however, that in the event of any Permitted Lien under clause (d) (other than any Lien for Taxes not yet due and payable), (e) or (f) which is being contested by the Lessee, the Lessee may satisfy its obligations hereunder by causing the Title Insurer to provide affirmative insurance to the Lessor in form and substance reasonably acceptable to the Lessor regarding such Permitted Lien), broom clean in all areas and in the condition and state of repair required by
Section 8(a)(i) . Simultaneously with such surrender, the Lessee shall deliver to the Lessor (or to such specified Person) the following items:

            (i) to the extent in the possession or control of the Lessee or any Affiliate thereof (or should be in the possession or control of the Lessee or any Affiliate assuming compliance with the terms hereof, which means that the Lessee will not transfer any of these materials to a Person outside of the Lessee's control which would result in a failure of the Lessee to comply with this Section 5(i)): originals or complete copies, if the same are required to be left on the Project, of all transferable operating licenses, other licenses, certificates of occupancy, other certificates, permits, authorizations and approvals relating to the use and occupancy of the Project,

            (ii) to the extent in the possession or control of the Lessee or any Affiliate thereof (or should be in the possession or control of the Lessee or any such Affiliate assuming compliance with the terms hereof, which means that the Lessee will not transfer any of these materials to a Person outside of the Lessee's control which would result in a failure of the Lessee to comply with this Section 5(ii)): (x) plans and specifications for all mechanical, electrical and HVAC Systems pertaining to the Project, (y) as-built drawings, blueprints, operating and repair manuals, engineering logs and preventative maintenance records relating to the Project, and
                  (z) plans and specifications for any Modifications whether made by Lessee or made by tenants at the Project and, with respect to those made by tenants, any consents of the Lessee related thereto,

            (iii) the current rent roll for the Project (listing each tenant which is not an Affiliate of the Lessee by name, and specifying with respect to each such tenant, the square footage of such tenant's space, the rental rate per square footage, the rental rate per month, any amount owed for special tenant services, parking charges, prepaid rent, if any, and security deposit, if any), together with (1) the amount of any rent paid by any tenant at the Project to the Lessee or any Affiliate of the Lessee attributable to any period after the Lease Termination Date and (2) with respect to security deposits, either (x) all security deposits then held by the Lessee or any Affiliate of the Lessee with respect to any such tenants or (y) an assignment of all of Lessee's or such Affiliate's rights with respect to such security deposits not theretofore rightfully applied and not so held,

            (iv) for all lessees and sublessees which are not Affiliates of the Lessee, the originals (if available) or complete copies of all then existing leases (other than this Lease) and subleases of the Project (together with all amendments thereto) to which the Lessee or any Affiliate of the Lessee is a party or which shall be in the possession or control of the Lessee or any such Affiliate,

            (v) keys to the Buildings and all locks located therein in the possession or control of the Lessee or any Affiliate of the Lessee, and

            (vi) such other papers and documents which are in the possession or control of the Lessee or any Affiliate thereof which may be necessary for the ownership or the proper operation of the Buildings.

In addition, in connection with such surrender, the Lessee shall also use commercially reasonable efforts to assign to the Lessor (or such specified Person) (x) all then existing maintenance and management contracts relating to the Project with Persons other than Affiliates of the Lessee, (y) all then existing warranties against dealers, manufacturers, vendors, contractors and subcontractors relating to the Project or any portion thereof not theretofore assigned to the Lessor, and (z) all then existing claims against dealers, manufacturers, vendors, contractors and subcontractors which are not Affiliates of the Lessee relating to the Project or any portion thereof not theretofore assigned to the Lessor. The obligations of the Lessee under this Section 5 shall survive the termination of the Lease.

            SECTION 6. Warranty of the Lessor.

            (a) Quiet Enjoyment. The Lessor warrants that, unless a Lease Event of Default shall have occurred and be continuing and (except in the case of a Lease Event of Default specified in Section 15(e)) this Lease shall have been declared to be in default pursuant to Section 16(a), the Lessee's peaceful possession, use and enjoyment of the Project in accordance with this Lease shall not be interrupted or disturbed by the Lessor or any other Person claiming by, through or under the Lessor except for those Persons claiming by, through or under Permitted Liens (except of the type described in clause (c) thereof); provided that the Lessee waives, to the maximum extent permitted by Applicable Law, any claim for damages, except for willful misconduct, arising in connection with any alleged breach by the Owner Trustees, the Lessor or the Indenture Trustee of such warranty after the occurrence and during the continuation of a Lease Event of Default. The right of quiet enjoyment under this Lease described above is independent of, and shall not affect, the Lessor's rights otherwise to initiate legal actions seeking to enforce the obligations of the Lessee under this Lease or the Lessor's rights under Section 20. If the Lessor interrupts or disturbs the Lessee's right of quiet enjoyment under this Lease, or if the Lessor is otherwise in default under this

Lease, then the Lessee may bring an action against the Lessor to recover from the Lessor all damages suffered, incurred or sustained by the Lessee (including, without limitation, court costs and reasonable attorneys' fees actually incurred) as a result of, by reason of or in connection with such interruption, disturbance or other default, and/or to obtain specific performance of the Lessor's obligations under this Lease, but in no event shall the Lessee have the right to set off against or make a deduction from Basic Rent, Supplemental Rent or other amounts due under this Lease, nor shall the Lessee have the right to terminate this Lease pursuant to a claim of constructive eviction or otherwise.

            (b) Disclaimer of Other Warranties.

                  (i) THE WARRANTY SET FORTH IN SECTION 6(a) IS IN LIEU OF ALL
            OTHER WARRANTIES OF THE LESSOR, WHETHER WRITTEN, ORAL OR IMPLIED, WITH RESPECT TO THIS LEASE OR THE PROJECT. As among the Owner Trustees, the Owner Participant, the Indenture Trustee, the Lessor and the Lessee, execution by the Lessee of this Lease shall be conclusive proof of Lessee's acceptance of the Project as complying with all requirements of this Lease.

                  (ii) The Project is leased in its present condition without representation or warranty by the Lessor and subject to the rights of the parties in possession, to the existing state of title, to all Applicable Laws now or hereafter in effect and, without limiting the generality of the foregoing, to all present and future Liens (exclusive, however, of Lessor's Liens and Owner Participant's Liens). The Lessee has examined the Project and title thereto and has found all of the same satisfactory for all purposes. THE LESSOR HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND, EXCEPT AS PROVIDED IN
            SECTION 6(a), THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION, OR DURABILITY THEREOF, OR AS TO THE TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 6(b) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY THE LESSOR OF, AND THE LESSOR DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY THE LESSOR, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF HABITABILITY WITH RESPECT TO THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANOTHER LAW

            Sale for a breach of any warranty of title made by the Lessee or Alphafax), such total failure of title shall be treated as a Requisition of Title with respect to which the Lessor shall have accepted the Lessee's Rejectable Offer under Sections 9(c) and 21 hereof, and the Lessee shall purchase the Project on the first Loss Determination Date occurring at least forty-five (45) days after the date the Title Insurer confirms in writing the total failure of title. In such event, upon (A) payment of all amounts due under and compliance with all of the provisions of Sections 9(c) and 21, and
            (B) receipt by the Lessor, the Corporate Owner Trustee and the Indenture Trustee of a release, in form and substance satisfactory to each of them, from the Title Insurer against any claims to the funds paid by the Lessee pursuant to clause (A) above, the rights to all such title insurance proceeds shall vest in the Lessee.

                  (ii) If the proceeds relate to title defects, events or
            circumstances which constitute less than a total failure of title,
            (A) said proceeds shall be used to cure such title defects, events or circumstances (or to reimburse any Person who has effected, in whole or in part, such cure), and shall be held, pending such use, in accordance with the provisions of Section 9(g)(ii) or 9(h), as applicable, and (B) the balance, if any, shall be distributed in accordance with Section 9(g)(iv) or 9(h), as applicable.

            SECTION 7. Liens. The Lessee shall not directly or indirectly create, incur or suffer to exist any Lien on or with respect to the Project, the Lessor's title thereto or interest therein, as the case may be, except Permitted Liens. The Lessee, at its own expense and promptly (and in any event within 30 days) after a Responsible Officer of the Lessee has actual knowledge of the filing thereof (or the existence thereof if filing is not required to give effect to such Lien), shall take such action as may be necessary to discharge any such Lien that may arise. WITHOUT LIMITING THE OBLIGATIONS OF THE TRUST COMPANY, THE OWNER TRUSTEES, THE TRUST, THE LESSOR, THE INDENTURE TRUSTEE AND THE OWNER PARTICIPANT TO DISCHARGE LESSOR'S LIENS, INDENTURE TRUSTEE'S LIENS AND OWNER PARTICIPANT'S LIENS, RESPECTIVELY (PROVISION FOR WHICH IS CONTAINED IN AND GOVERNED BY THE PARTICIPATION AGREEMENT), NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROJECT OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROJECT OR ANY PART THEREOF.

            SECTION 8. Operation and Maintenance; Modifications.

            (a) Operation and Maintenance.

                  (i) Standard. The Lessee may use the Project solely as an
            office building and technology center complex in accordance with Applicable Law and, in connection therewith, for such other and additional lawful ancillary purposes as are consistent therewith, including, but not limited to, executive, administrative, clerical, drafting, printing, data processing, billing, employment, legal, accounting, purchasing and sales purposes, and for all activities normally incidental thereto or related to the conduct of the Lessee's business, including, but not limited to, vending machines, food service for employees and incidental retail, commercial, banking and other service operations. The Lessee shall maintain all parts of the Project in the same order, condition and repair as of the Closing Date, ordinary wear and tear excepted, and shall take all actions and make all Modifications (if any) to the Project as may be required by Applicable Laws and Insurance Requirements for the Project and for other similar real estate projects in the metropolitan Atlanta, Georgia area. The Lessee may install a sign on the Site or on the exteriors of the Improvements, and from time to time may change the signs, without the Lessor's approval. The Lessee shall have the sole right to name the Project prior to the Lease Termination Date. At the Lessor's request, the Lessee shall remove any such signs, at the Lessee's sole cost and expense, on or prior to the Lease Termination Date and shall repair any damage caused thereby. In addition, the Lessee may install and, once installed, modify a television, microwave, satellite or other antenna communications system (individually and collectively called the "Antennae") on the roofs of the Improvements for use in connection with the Lessee's and its subtenant's businesses. The Antennae shall be installed at the Lessee's expense in a good and workmanlike manner. The Lessee shall be responsible for procuring whatever licenses or permits may be required from third Persons for the use or operations of the Antennae. At the Lessor's request, the Lessee shall remove all Antennae, at the Lessee's sole cost and expense, on or prior to the Lease Termination Date and shall repair any damage caused thereby. The Lessor shall have no obligation to operate, service, maintain, alter, repair, rebuild or replace the Project or any part thereof, and the Lessee expressly waives (to the maximum extent permitted by Applicable Law) the right to perform any such action at the expense of the Lessor pursuant to any Applicable Law.

                  (ii) Payment of Taxes and Other Impositions. Upon the written request by the Lessor and the Indenture Trustee, except as otherwise provided in Section 7.04 of the Participation Agreement, the Lessee shall, unless it is otherwise contesting such matters in compliance with Section 8(g), provide the Lessor and the Indenture Trustee with evidence of the payment of any Taxes, utility charges or other impositions, the failure of which to be paid would cause the imposition of a Lien (other than a Permitted Lien) upon the Project.

                  (iii) Encroachments. The Lessee shall undertake no addition to or improvement of the Project which encroaches onto property not a part of the Site unless it shall have obtained a license, easement, encroachment or other agreement in form and substance reasonably satisfactory to the Owner Participant and the Indenture Trustee from the Person owning the property onto which the addition or improvement encroaches.

            (b) Inspection. Upon not less than 10 Business Days' notice to the Lessee (unless a Material Lease Default or Lease Event of Default shall have occurred and be continuing or an emergency exists with respect to the Project, and then upon such notice as may be reasonable under the circumstances), any of the Corporate Owner Trustee, the Lessor, the Owner Participant, the Indenture Trustee and the Noteholders, accompanied by an individual designated by the Lessee (if the Lessee so elects, provided that the Lessee's failure to designate such an individual shall not constitute the basis for prohibiting any such inspection), shall have the right to inspect the Project, including any financial and accounting records and contracts, other than Restricted Information, relating solely to the use, operation and maintenance of the Project or as is otherwise necessary to determine whether the covenants, terms and provisions of the Transaction Documents have been complied with by the Lessee and to make copies and extracts therefrom, and to discuss the affairs, finances and accounts of the Lessee specifically as the same relate to the Project or the Lessee's compliance with the provisions of the Transaction Documents with its officers (subject, in each case, to Applicable Law, the provisions of Section 12.09 of the Participation Agreement regarding confidentiality, and any then-existing security protocols or other standard policies or procedures established by the Lessee with respect to the Project from time to time) at their sole expense (unless a Material Lease Default or Lease Event of Default shall have occurred and be continuing, in which case the reasonable expense of such inspection shall be the Lessee's responsibility) and risk (unless a Material Lease Default or Lease Event of Default shall have occurred and be continuing, in which case such risk shall be borne by the Lessee) and, in any event, any such inspection shall be conducted during normal business hours and so as not to interfere unreasonably with the Lessee's or any permitted sublessee's business or the operation and maintenance of the Improvements; provided, however, that unless such a Material Lease Default or Lease Event of Default or such an emergency has occurred and is continuing, (i) the Corporate Owner

Trustee, the Lessor and the Owner Participant together shall act through no more than two representatives, (ii) the Indenture Trustee and the Noteholders together shall act through no more than two representatives, and (iii) the frequency of inspections made pursuant to this Section 8(b) (which need not be made concurrently) shall be limited to no more than once in any twelve month period for (y) the Corporate Owner Trustee, the Lessor and the Owner Participant representatives, and (z) the Indenture Trustee and the Noteholder representatives, respectively; provided further, however, however, that such inspections may be made more frequently than once in any twelve month period, as necessary, if the Corporate Owner Trustee, the Lessor, the Owner Participant, the Indenture Trustee or the Noteholders, or any one of them, has reason to believe that the Project is not being properly used, operated, maintained or repaired in accordance with the terms and provisions of this Lease. None of the Corporate Owner Trustee, the Lessor, the Owner Participant, the Indenture Trustee or the Noteholders shall have any duty whatsoever to make any inspection referred to in this Section 8(b) or shall incur any liability or obligation by reason of not making any such inspection.

            (c) Modifications.

                  (i) Subject to Sections 8(g) and 13, the Lessee, at its
            expense (except as provided in Section 9.01(b) of the Participation Agreement), shall make all Modifications required by any Applicable Law, Governmental Action and Insurance Requirements.

                  (ii) In addition, the Lessee may, at its expense (except as provided in Section 9.01(b) of the Participation Agreement) and from time to time, make any Modification that the Lessee may deem desirable in the conduct of its business so long as the Project continues to be used for the permitted purposes set forth in Section 8(a)(i) hereof; provided, however, that such Modifications shall be completed in a good and workmanlike manner, in compliance with Applicable Law and Insurance Requirements and in a manner that maintains or improves the value, character, quality, utility and remaining useful life of the Improvements and does not cause the Project to be "limited use" property within the meaning of Rev. Proc. 76-30, 1976-2, C.B. 647; provided, further, that in the event any Nonseverable Modification or any related series of Nonseverable Modifications is reasonably expected to have a cost exceeding $2,000,000, Indexed, the Lessee shall first obtain the prior written consent of the Owner Participant and the Required Lenders (which consent shall not be unreasonably withheld or delayed) to such Nonseverable Modification or series of Nonseverable Modifications; and provided, finally, that no such Modification shall be made without the prior written consent of the Owner Participant and the Indenture

            Trustee if a Material Default or Lease Event of Default shall have occurred and be continuing.

            (d) Title to Modifications. Title to each Modification shall vest as follows:

                  (i) in the case of each Nonseverable Modification whether or not the Corporate Owner Trustee or the Lessor shall have provided or arranged financing (in whole or in part) of the cost of such Modification by a Supplemental Financing, the Lessor (acting through the Individual Owner Trustee) shall, without further act, effective on the date such Modification shall have been incorporated into the Project, acquire title to such Modification and such title shall be subject to the Lien of the Security Documents at no expense to the Corporate Owner Trustee, the Lessor or the Indenture Trustee (without further action by the Lessee);

                  (ii) in the case of each Severable Modification that is not required by any Applicable Law, Governmental Action or Insurance Requirements, the Lessee shall retain title to such Modification and such title shall not be subject to the Lien of the Security Documents;

                  (iii) in the case of each Severable Modification required by
            Applicable Law, Governmental Action or Insurance Requirements, title to such Modification shall immediately vest in the Lessor (acting through the Individual Owner Trustee) and such title shall be subject to the Lien of the Security Documents at no cost to the Corporate Owner Trustee, the Lessor or the Indenture Trustee (without further action by the Lessee); provided, however, that the Lessee shall take such actions as may be reasonably required by the Corporate Owner Trustee, the Lessor or the Indenture Trustee to evidence the transfer of title and the perfection of such Lien; and

                  (iv) unless the Lessee has then purchased the Project, title to (A) all Severable Modifications title to which Modifications were vested in the Lessee pursuant to this Section 8(d), and (B) trade fixtures and the like pursuant to Section 8(f) in either case which remain at the Project on the Lease Termination Date (or, in the event the Lease is terminated pursuant to Section 16(a), on the 45th day following the Lease Termination Date) shall vest automatically in the Lessor (acting through the Individual Owner Trustee) as of such date without the payment of any sum not otherwise required under this Section 8(d); provided, however, that the Lessee shall pay, or reimburse the Corporate Owner Trustee, the Lessor and the Indenture Trustee for, any reasonable costs incurred in connection with the removal or disposal of such Severable Modifications or trade fixtures.

Immediately upon title to a Modification vesting in the Lessor pursuant to subparagraphs (i) or (iii) of this Section 8(d), such Modification shall, without further act, become subject to this Lease and be deemed part of the Improvements for all purposes hereof. Modifications as to which title remains in the Lessee pursuant to subparagraph (ii) of this Section 8(d) shall not be deemed a part of the Project.

            On the Lease Termination Date, the Lessor will have the option to purchase any Severable Modification to which the Lessee has retained title under
Section 8(d)(ii) at the then Fair Market Sales Value for such Severable Modification (determined by the Appraisal Procedure in the absence of agreement of the parties), and upon payment by the Lessor to the Lessee of such Fair Market Sales Value by wire transfer of immediately available funds, the Lessee shall execute and deliver to the Lessor a bill of sale for the Lessee's interest in such Severable Modification, free of, and with a warranty by the Lessee against, any Liens arising by, through or under the Lessee. In such case, all reasonable charges incident to such transfer, including, without limitation, the Lessee's, the Corporate Owner Trustee's, the Lessor's and the Owner Participant's reasonable attorneys' fees and (except to the extent required otherwise by Applicable Law) all applicable sales, use, value-added, transfer, transaction, and similar taxes required to be paid in connection with such transfer (but not any taxes imposed on, based on or measured by gross, adjusted gross or net income, capital gains taxes or any minimum tax or alternative minimum tax, gross receipts, capital or net worth, franchise, excess profits or conduct of business (other than Taxes which are, or are in the nature of, sales, use, transfer, transaction, rental, value added, ad valorem or property Taxes), payable by the Lessee upon or with respect to the sale or disposition by it of such Severable Modification) that may be imposed by reason of such transfer and the delivery of such bill of sale shall be apportioned between the Lessor and the Lessee in accordance with the then-custom in Alpharetta, Georgia. At least 180 days prior to the expiration of the Lease Term (or promptly after a termination under Section 16), but not before 36 months prior to the Lease Termination Date, the Lessee shall provide the Lessor and the Indenture Trustee (so long as the Lien of the Security Documents has not been discharged in accordance with Section 10.1 of the Indenture) in writing with a list of each Severable Modification to which the Lessee has retained title and which the Lessee intends to remove from the Project. The Lessor must give Lessee notice of its election to exercise its option, if at all, by written notice to the Lessee within 120 days after receipt of the Lessee's notice specifying such Severable Modifications (or within thirty (30) days after receipt of such list in connection with a termination under Section 16).

            (e) Removal or Replacement of Property. Subject to compliance with Applicable Law and Insurance Requirements, and so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, the Lessee may remove or replace any Severable Modification, and any other property to which the Lessee shall have title as provided in
Section 8(d), Section 8(f) or otherwise; provided, that the Lessee, at its expense and prior to the Lease Termination Date, shall repair any damage to the Project (or any part thereof) caused by such removal and shall restore any diminishment in the value, utility or remaining useful life of the Project caused by such removal. If any Part is removed from the Project (or any part thereof) for the purpose of replacement thereof with another Part, title to such removed Part shall remain the property of the Lessor (acting through the Individual Owner Trustee), no matter where such removed Part is located, until such time as the Part constituting a replacement thereof (a "Replacement Part") shall have been incorporated into the Improvements, at which time title to such Replacement Part shall then and thereupon vest in the Lessor (acting through the Individual Owner Trustee) and shall be subject to the Lien of the Security Documents, and at which time, without further act, title to such removed Part shall vest in the Lessee or in such Person as shall be designated by the Lessee, free of the Lien of the Security Documents, and such property shall not thereafter be part of the Project. Each such Replacement Part shall be free and clear of all Liens (except Permitted Liens), shall upon installation become a part of the Project (with title thereto vesting in the Lessor (acting through the Individual Owner Trustee)), and shall be in as good operating condition as, and shall have a value, utility and remaining useful life at least equal to, that of the Part removed, it being assumed for purposes of this sentence that such removed Part was in the condition and state of repair required by Section 8
(a).

            (f) Trade and Other Fixtures. All trade and other fixtures, personal property, machinery, equipment and the like from time to time located at or used in connection with the Project, including, without limitation, the trade fixtures and other property described on Schedule 4 to this Lease, but excluding always all items of Equipment and all fixtures comprising part of the Improvements, are acknowledged by the Lessor and the Indenture Trustee to be the Lessee's or another Person's property and do not constitute part of the Project (or any part thereof) and, without the Lessor's or the Indenture Trustee's prior written approval, the Lessee or such Person may make such improvements and alterations thereto as it may desire, at its own expense. Any such trade or other fixtures (similar to those listed on Schedule 4 to this Lease) hereafter made or installed by or for the Lessee or any Person subleasing space from the Lessee (and not financed by the Lessor pursuant to Section 9.01(b) of the Participation Agreement) shall remain the property of the Lessee or such Person, as applicable and in case of damage or destruction thereto by fire or other causes, the Lessee and such Person shall have the right to recover the value thereof as its own loss from any insurance company with which it has insured the same, or to claim an award in the event of condemnation, notwithstanding that any of such things might be considered a part of the Project (or any part thereof). The Lessee or any Person subleasing space from the Lessee may remove all or any of such things, at any time during the Lease Term or, at their option, the Lessee or such Person may abandon the same, in whole or in part, to the Lessor at the expiration or earlier termination of the Lease Term by vacating such property without removing the same, in which case, title to such property shall vest in the Lessor; provided that in the case of any such removal by the Lessee or by any Person subleasing space from the Lessee, the Lessee shall repair any damage to the Project caused by such removal; and provided, further, that the Lessee shall pay, or reimburse the Corporate Owner Trustee, the Lessor and the Indenture Trustee for, any reasonable costs incurred by the Corporate Owner Trustee, the Lessor or the Indenture Trustee in connection with the removal or disposal by it of the abandoned property. If an Event of Loss occurs, the Lessee or any Person subleasing space from the Lessee shall be solely entitled to any condemnation award or insurance proceeds attributable to its trade or other fixtures as to which it retains title pursuant to Section 8(d). Notwithstanding the foregoing, if the insurance policy covering any item subject to this Section 8(f) also covers the Project or any portion thereof, such insurance shall be obtained so as not to conflict with or limit the insurance required to be maintained under
Section 10(a) and neither the Lessee nor any other Person shall take any action, or omit to take any action, so as to impair any recovery in favor of the Lessee or any Loss Payee or any Additional Insured of any insurance proceeds under policies required to maintained under Section 10(a).

            (g) Contest of Taxes or Requirements of Law. If, with respect to any Taxes or any requirement of Applicable Law or any Governmental Action (i) the Lessee is contesting diligently and in good faith by appropriate proceedings (in accordance with Section 7.04 of the Participation Agreement with respect to Taxes) such Taxes or requirement of Applicable Law or Governmental Action, or
(ii) compliance with such requirement or Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance exempting the Lessee from such requirement or Governmental Action or
(iii) the Lessee shall be making a good faith effort and shall be diligently taking appropriate steps to comply with such requirement or Governmental Action, then the failure by the Lessee to comply with such requirement or Governmental Action shall not constitute a Lease Default or Lease Event of Default hereunder; provided that such contest or noncompliance does not involve (A) any danger of criminal liability being imposed on the Lessor, the Trust, the Corporate Owner Trustee, the Owner Participant, the Indenture Trustee or any Noteholder or (B) any risk of (1) the loss or sale of, or the creation of any Lien (other than a Permitted Lien) on, the Project, or (2) material civil liability being imposed on the

Lessor, the Trust, the Corporate Owner Trustee, the Owner Participant, the Indenture Trustee or any Noteholder. The Lessee shall provide the Corporate Owner Trustee, the Lessor and the Indenture Trustee with notice of any contest of the type described in clause (i) above in detail sufficient to enable the Lessor and the Indenture Trustee to ascertain whether such contest may have any material adverse effect of the type described in the above proviso.

            (h) Reports. To the extent permissible under Applicable Law, the Lessee shall, at the Lessee's cost and expense, prepare (or cause to be prepared) and file in a timely fashion, or, if the Lessor shall be required to file, the Lessee, at the Lessee's cost and expense, shall prepare or cause to be prepared and delivered to the Lessor within a reasonable time prior to the date for filing, and the Lessor (or the Corporate Owner Trustee on behalf of the Lessor) shall file, all reports, applications, permits, requests or other filings with respect to the Project or the condition or operation thereof that shall be required by Applicable Law to be filed with any Governmental Authority and if, in the Lessee's judgment, it is necessary or appropriate for the Lessor (or the Corporate Owner Trustee on behalf of the Lessor) to sign, approve or join in any such report, application, permit, request or other filing, neither the Lessor nor the Corporate Owner Trustee acting on behalf of the Lessor shall unreasonably refuse to sign, approve or join therein promptly after the receipt of the Lessee's written request therefor and reasonable opportunity to review same (with appropriate consultants reasonably acceptable to the Lessee, if reasonable in the circumstances), and any reasonable out-of-pocket expenses incurred by the Corporate Owner Trustee, the Lessor or the Owner Participant in connection therewith shall be promptly paid on an After-Tax Basis by the Lessee upon receipt of bills therefor.

            (i) Environmental Compliance.

                  (A) The Lessee shall promptly notify the Lessor, the Corporate
            Owner Trustee, the Owner Participant and (unless the Lien of the Security Documents shall have been discharged in accordance with
            Section 10.1 of the Indenture) the Indenture Trustee of (i) any occurrence or release at, on, under or from the Project, or beyond the Project which affects the Project, that has resulted in or is substantially likely to result in any material expense relating to or material noncompliance with any applicable Environmental Law or that has resulted in or is substantially likely to result in a material Environmental Claim, such notice to be given no later than fourteen (14) Business Days after a Responsible Officer of the Lessee obtains actual knowledge of the occurrence or release and
            (ii) any pending or written threatened material Environmental Claim against the Lessee and related to or affecting the Project, such notice to be given no later than fourteen (14) Business Days after a Responsible Officer of the Lessee has actual knowledge that such Environmental Claim has been commenced or threatened in writing. To the extent possible, all such notices shall describe in reasonable detail the nature of such Environmental Claim, occurrence or release and the Lessee's response thereto.

                  (B) Upon reasonable written request, the Lessee shall promptly provide the Lessor and (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee with copies of material, non-privileged written communications and other material, non-privileged documents relating to the subject of any notice required under Section 8(i)(A).

                  (C) If any release or occurrence happens at the Project that results or is substantially likely to result in material expense relating to or material noncompliance with any applicable Environmental Law or a material Environmental Claim related to or affecting the Project, the Owner Participant, the Lessor, the Corporate Owner Trustee or (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee may require the Lessee to perform diligently, at the Lessee's sole cost and expense, an environmental assessment of appropriate scope under the circumstances, prepared by an environmental consultant selected by the Lessee and reasonably acceptable to the requesting Person. Unless otherwise agreed to by the requesting Person, the report regarding such assessment shall be addressed to and may be relied upon by the Lessee, the requesting Person, the Participants, the Lessor, the Owner Trustees and the Indenture Trustee.

                  (D) The Lessee will not cause or permit the use, release,
            generation, treatment, storage, recycling or disposal of any Hazardous Substances on the Project or the transportation of Hazardous Substances to or from the Project by the Lessee, its sublessees and/or its or their respective agents, employees, contractors or invitees other than in material compliance with all applicable Environmental Laws. The Lessee shall not operate a hazardous waste management facility at the Project.

                  (E) The Lessee shall comply in all material respects with all applicable Environmental Laws now or thereafter applicable to the use, modification, operation, construction or maintenance of the Project and the Lessee shall have sole responsibility for all expenses (including legal and other professional fees and expenses and costs of investigation) incurred by any Participant, the Lessor, the Owner Trustees or the Indenture Trustee associated with such compliance, including compliance with any applicable Environmental Law or Governmental Action directed to any Participant, the Lessor, any Owner Trustee or the Indenture Trustee (prior to the time the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) or to which any Participant, the Lessor, the Owner Trustees or the Indenture Trustee may become subject, in connection with the Project, unless, as to any such Person, such expenses are incurred as a result of the actions of such Person. The Lessee shall not install, and shall not permit the installation by its sublessees and/or its and their respective agents, employees, contractors and invitees of, any underground storage tanks, surface impoundments or asbestos-containing materials on the Project other than in compliance in all material respects with applicable Environmental Law and Governmental Action and the Lessee shall cause any alterations of the Project undertaken by, through or under the Lessee to be completed in a way so as to minimize the possibility of exposure of persons working on or visiting the Project to Hazardous Substances in excess of safety levels established by any applicable Environmental Law and so as not to violate in any material respect any applicable Environmental Law.

            SECTION 9. Event of Loss.

            (a) Events of Loss; Notice.

                  (i) If an Event of Loss shall occur or if any substantial or significant part of the Project shall suffer or be subject to material damage, loss, condemnation, theft or seizure that does not constitute an Event of Loss, the Lessee shall promptly, and in any case within 10 days after a Responsible Officer of the Lessee shall have actual knowledge of such event, so notify the Lessor and (unless the Lien of the Security Documents has been discharged pursuant to Section 10.1 of the Indenture) the Indenture Trustee and, at the Lessee's sole cost and expense, shall diligently pursue collection of insurance or condemnation proceeds in a manner reasonably acceptable to the Lessor and (unless the Lien of the Security Documents shall have been discharged in accordance with
            Section 10.1 of the Indenture) the Indenture Trustee.

                  (ii) If an Event of Loss (other than an Event of Loss due to
            Condemnation) occurs during the Interim Term, Basic Term or any Renewal Term, the Lessee shall, within 180 days of the occurrence of such Event of Loss, notify the Lessor and

            (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee in writing (the "Event of Loss Notice") of its election to either (A) reconstruct the Project so as to meet the standards of Section 9(b) (but only if, in the reasonable opinion of the Lessee (as evidenced by an Officer's Certificate), it is reasonably certain that the Project may be reconstructed in a manner consistent with Section 9(b) prior to the end of the then-current Lease Term (including any Renewal Term as to which the Lessee has given notice in accordance with Section 12)) or (B) terminate the Lease in accordance with Section 9(c) or 9(e), as applicable. If the Lessee has given notice pursuant to clause (A) of this Section 9(a)(ii) that it has elected to reconstruct the Project, then the Lessee shall diligently pursue the commencement of construction and, within 18 months of the occurrence of such Event of Loss (and in no event later than a date which should reasonably permit completion of reconstruction of the Project prior to the expiration of the then current Lease Term (including any Renewal Term as to which the Lessee has given notice in accordance with Section 12) shall commence physical reconstruction (meaning physical work on the Site or the erection or installation of Improvements) of the Project and shall thereafter diligently pursue the completion of the reconstruction. If the Lessee has given notice pursuant to clause
            (B) of this Section 9(a)(ii) that it has elected to terminate this Lease (or, if the Lessee fails to give any notice pursuant to clause
            (A) or (B) of this Section 9(a)(ii), it shall be deemed to have given such clause (B) notice as of the 180th day following such Event of Loss), then the provisions of Section 9(c) or 9(e), as appropriate, shall apply. Notwithstanding the foregoing, the Lessee may not, without the Owner Participant's, the Lessor's and the Indenture Trustee's prior written consent, elect to reconstruct the Project if such Event of Loss occurs within 2 years of the then-scheduled Lease Termination Date (taking into account any Renewal Term referred to in Section 12(h)) and if for any reason whatsoever such consent is not given, this Lease shall terminate as of the one hundred eightieth day following such Event of Loss in accordance with Section 9(c) or 9(e), as applicable. If an Event of Loss due to Condemnation occurs during the Interim Term, Basic Term or any Renewal Term, the Lessee shall give the Lessor and the Indenture Trustee an Event of Loss Notice (or, if the Lessee fails to give such notice, the Lessee shall be deemed to have given such Event of Loss Notice as of the 30th day following such Event of
            Loss) electing to terminate this Lease in accordance with Section 9(c) or 9(e), as applicable.

            (b) Repair. Should damage, loss, condemnation, confiscation or seizure occur that does not constitute an Event of Loss, (i) the Lessee shall make or cause to be made such repairs as are necessary to ensure that the Project is repaired and restored to the quality, value, utility and useful life prior to such occurrence (assuming the Project was in the condition required hereunder), in compliance with Section 8(a); provided, however, that in no event shall the contemplated completion date for such reconstruction extend past the then-current Lease Termination Date; and
(ii) this Lease shall continue, and each and every obligation of the Lessee hereunder, including, without limitation, the obligation to pay Rent, and under each Transaction Document shall remain in full force and effect until completion of repair of the Project.

            (c) Event of Loss During the Interim Term and Basic Term. If an Event of Loss occurs during the Interim Term or the Basic Term and the Lessee shall have delivered (or shall be deemed to have delivered) an Event of Loss Notice electing to terminate this Lease, it shall make (or shall be deemed to have made), by written notice to the Lessor and the Indenture Trustee contemporaneously with such Event of Loss Notice, a Rejectable Offer pursuant to
Section 21 hereof to purchase the Project from the Lessor for a cash purchase price (the "Event of Loss Purchase Price") equal to the sum of the Stipulated Loss Value (determined as of the Loss Determination Date), plus Basic Rent due and owing on or prior to such Loss Determination Date (other than Basic Rent payable in advance on such Loss Determination Date), plus the Make Whole Amount and all other amounts then due and owing under the Transaction Documents.

            (d) Termination of Lease Term. Upon (i) in the event any Rejectable Offer relating to an Event of Loss is accepted, a Transfer by the Lessor to the Lessee pursuant to Section 21(d)(i) and the payment on or prior to the date of such Transfer of the Event of Loss Purchase Price to the Indenture Trustee for the account of the Lessor for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payment shall be paid to and applied by the Corporate Owner Trustee on behalf of the Lessor), or (ii) in the event any such Rejectable Offer is rejected, the payment on or prior to the date on which this Lease is to terminate as herein provided by the Lessor and the Lessee (for the Lessor's account) of the amounts described in Sections 21(c)(i) and 21(c)(ii), respectively, to the Indenture Trustee for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payment shall be paid to and applied by the Corporate Owner Trustee on behalf of the Lessor), the Lease Term shall end without further act on the part of the Lessor or the Lessee and all of the Lessee's obligations hereunder (other than any obligation expressed herein or in any other Transaction Document as surviving termination of this Lease) shall cease.

            (e) Event of Loss During any Renewal Term. Subject to the right of the Lessee to elect to reconstruct the Project as provided in Section 9(a)(ii)(A), if an Event of Loss occurs during any Renewal Term, the Lessee shall have the option to terminate this Lease on any Basic Rent Payment Date that is specified by the Lessee (a "Renewal Termination Date") in any Event of Loss Notice given pursuant to Section 9(a), which proposed Renewal Termination Date shall not be earlier than 90 days following such notice or later than the second Basic Rent Payment Date following such notice. On the Renewal Termination Date, the Lessee shall pay to the Corporate Owner Trustee on behalf of the Lessor (or, in the case of Supplemental Rent, to the Person or Persons entitled thereto) the sum of (i) any Basic Rent due on such Renewal Termination Date (other than Basic Rent, if any, payable in advance on such Renewal Termination
Date), (ii) all Supplemental Rent (provided, however, that it is understood and agreed that Stipulated Loss Value shall not be due or payable as a result of the occurrence of an Event of Loss during any Renewal Term) due on such Renewal Termination Date, (iii) any insurance or condemnation proceeds received by the Lessee with respect to the Event of Loss (and to the extent the Lessee may be entitled to such insurance or condemnation proceeds in the future, it shall assign the rights to such proceeds to the Lessor) and the amount of any payments which would have been due from any insurer but for the Lessee's self-insurance and policy deductibles, and (iv) all other amounts then due under the Transaction Documents, and upon such payment and upon compliance with Section 5, the Lease Term shall end and all of the Lessee's obligations hereunder (other than any obligation expressed herein or in any other Transaction Document as surviving termination of this Lease) shall thereupon cease.

            (f) Application of Payments on an Event of Loss. Payments received by the Owner Trustees or the Lessor (other than proceeds of insurance carried by the Owner Trustees, the Lessor or the Owner Participant pursuant to Section 10(b)), the Lessee (other than proceeds of insurance carried by or on behalf of the Lessee pursuant to and within the limitations of Section 8(f) or Section 10(b), as the case may be) or the Indenture Trustee from any Governmental Authority, insurer or other Person (plus the amount of any payments which would have been due from an insurer but for the Lessee's self-insurance or policy deductibles) as a result of an Event of Loss shall be applied (with any proceeds received prior to the acceptance or rejection of any Rejectable Offer being held by the Indenture Trustee (or after release of the Lien of the Security Documents on the Indenture Estate in accordance with Section 10.1 of the Indenture, by the Lessor), and invested in Permitted Investments at the direction of the Lessee, until such Rejectable Offer is accepted (or deemed accepted) or rejected) as follows:

                  (i) if the Lessor shall, in accordance with the provisions of
            Sections 9(c) and 21, accept the Lessee's Rejectable Offer in connection with an Event of Loss: (x) so much of such payments as shall not exceed the amount of Stipulated Loss Value and the other amounts required to be paid by the Lessee pursuant to Sections 9(c) and 21 shall be paid to and applied by the Indenture Trustee in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section
            10.1 of the Indenture, in which case such payment shall be paid to and applied by the Corporate Owner Trustee on behalf of the Lessor) in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee or, if already paid by the Lessee, shall be paid to and applied by the Indenture Trustee in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee on behalf of the Lessor) to reimburse the Lessee for its payment of such amounts, and (y) any such payments that shall exceed the aggregate of the amounts payable pursuant to clause (x) above shall, in the case of insurance maintained by the Lessee pursuant to Section 10(a) or payments received from any other Person with respect to a Casualty Event, Requisition of Title or Requisition of Use, be paid to, or retained by, and shall become the unencumbered property of, the Lessee; or

                  (ii) if the Lessor shall, in accordance with the provisions of
            Sections 9(c) and 21, reject the Lessee's Rejectable Offer in connection with an Event of Loss: (x) the Indenture Trustee (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payments shall be paid to and applied by the Corporate Owner Trustee on behalf of the Lessor) shall be entitled to all such insurance payments with respect to the Project and the Lessee shall pay to the Indenture Trustee for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged pursuant to Section 10.1 of the Indenture, in which case such payment shall be paid to and applied by the Corporate Owner Trustee on behalf of the Lessor) any payments which would have been due from an insurer but for the Lessee's self-insurance and policy deductibles; and (y) in the case of amounts received with respect to any Requisition of Title or Requisition of Use, all such amounts shall, subject to the discharge of the Lien of the Security Documents, be paid to the Lessee and the Corporate Owner Trustee on behalf of the Lessor as the respective interests of the Lessee and the Lessor may appear.

            (g) Application of Payments Not Relating to an Event of Loss. Payments received by the Lessor or by the Owner Trustees on behalf of the Lessor (other than proceeds of insurance carried by the Owner Trustees, the Lessor or the Owner Participant pursuant to Section l0(b)), by the Lessee (other than proceeds of insurance carried by or on behalf of the Lessee pursuant to and within the limitations of
Section 8(f) or Section 10(b), as the case may be) or by the Indenture Trustee from any Governmental Authority, insurer or other Person, plus any amounts recovered by the Lessee as contemplated by the last sentence of Section 6(c)(ii) (plus the amount of any payments which would have been due from an insurer but for the Lessee's self-insurance or policy deductibles) with respect to any destruction, damage, loss, condemnation, confiscation, theft, seizure of or requisition of title not constituting an Event of Loss, shall be applied as follows:

                  (i) all such payments from Governmental Authorities on account of a Partial Taking which cannot be repaired, shall be paid over to, held and applied by the Indenture Trustee in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, in which case such payments shall be paid over to, and retained by, the Corporate Owner Trustee on behalf of the Lessor);

                  (ii) in all other cases, all such payments from insurers or from other Persons, including Governmental Authorities, shall be held by the Corporate Owner Trustee on behalf of the Lessor or (so long as the Lien of the Security Documents shall not have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee as security for the obligations of the Lessee under this Lease and invested in Permitted Investments at the direction of the Lessee, but any amounts (including earnings on Permitted Investments) so held shall be released and paid over to the Lessee from time to time, in each case upon presentation to the Corporate Owner Trustee and the Lessor or to the Indenture Trustee, as the case may be, of a Lessee Request specifying the amount so to be released, and annexing invoices (not previously used as a basis for any release of funds pursuant to this Section 9(g)) demonstrating expenditures made or to be made by the Lessee upon receipt of such funds for repair, rebuilding and restoration of the Project, and certifying that (x) the funds requested will, to the extent not applied to reimburse the Lessee for such expenditures already made, be applied to the payment of such expenditures incurred, (y) there exist no Liens (other than Permitted Liens) with respect to such repair, rebuilding or restoration and (z) the amounts remaining to be disbursed are fully sufficient to complete such repair, rebuilding and restoration; provided, however, that if the Lessee's unsecured senior debt rating is lower than the Approved Rating (A) the Corporate Owner Trustee on behalf of the Lessor or the Indenture Trustee, as applicable, shall release and pay over such funds for the Lessor's account directly to the Person performing such work or providing such services (or shall release such funds by check payable jointly to the Lessee and such Person) and (B) to the extent any such payments from insurers or from other Persons received by the Corporate Owner Trustee on behalf of the Lessor or by the Indenture Trustee, as applicable, shall be insufficient to pay the entire cost of the repair, rebuilding or restoration as estimated by a qualified engineer selected by the Person holding such funds (being the Corporate Owner Trustee or the Indenture Trustee, as the case may
            be), the Lessee shall be responsible for the amount of any such deficiency by depositing such amount with the Person holding such funds (being the Corporate Owner Trustee or the Indenture Trustee, as the case may be) prior to the commencement of such repair, rebuilding or restoration);

                  (iii) the balance, if any, remaining after completion of such repair, rebuilding and restoration and payment therefor of such payments representing proceeds of such insurance shall be paid over to, or retained by, and shall become the unencumbered property of, the Lessee; and

                  (iv) except in the case of clause (i) of this Section 9(g), the balance, if any, remaining after completion of such repair, rebuilding and restoration and payment therefor of such payments representing condemnation proceeds or like proceeds shall be paid to the Corporate Owner Trustee on behalf of the Lessor and the Lessee as the respective interests of the Lessor and the Lessee may appear.

            (h) Application During Lease Event of Default. Notwithstanding the provisions of Section 6(d)(ii), the foregoing provisions of this Section 9 or the provisions of Section 10, if a Material Lease Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to the last sentence of Section 6(c), Section 6(d)(ii), this
Section 9 or Section 10 shall be held, and invested by the Indenture Trustee (or after discharge of the Lien of the Security Documents in accordance with Section
10.1 of the Indenture, by the Lessor) in Permitted Investments selected from time to time by the Lessee, as security for the obligations of the Lessee under this Lease until such time thereafter as no Material Lease Default or Lease Event of Default shall be continuing, unless this Lease theretofore shall have been declared in default pursuant to Section 16, in which event such amount may be applied in accordance with the provisions of such Section 16 and (unless the lien of the Security Documents shall have been discharged in accordance with
Section 10.1 of the Indenture) Section 6.10 of the Indenture; provided, however, that if a Rejectable Offer is made (or deemed made) by the Lessee pursuant to Sections 9(c) and 21 and such offer is accepted in accordance with the provisions of Sections 9(c) and 21 and the Transfer in connection therewith is consummated and the outstanding Notes and other amounts secured by the Lien of the Security Documents are paid in full, then contemporaneously with such Transfer, the Lessee shall be entitled to receive from the Indenture Trustee (or from the Lessor or the Corporate Owner Trustee on behalf of the Lessor, as applicable) all such amounts not previously applied to the Lessee's obligations unencumbered by any interest of the Lessor.

            SECTION 10. Insurance.

            (a) Required Insurance.

                  (i) Subject to the provisions of Section 10(c), the Lessee shall carry and maintain, or cause to be carried and maintained with respect to the Project, at least the following insurance coverage, in each case with insurers of recognized responsibility selected by Lessee, having at least the Minimum Approved A.M. Best Rating (except in the case of the Existing Insurers, each of whose ratings are acknowledged by the Lessor and, by its acceptance of its Note, the initial Lender to be acceptable to it as of the Closing Date), subject to the last sentence of this Section 10(a)(i), or otherwise reasonably acceptable to the Lessor and the Indenture Trustee, in each case on terms and conditions that are consistent with the Lessee's then current practices and with prudent practices then in effect among companies owning property comparable to the Project:

                        (A) (i) "all risk" (including fire and extended
                  coverage, flood and earthquake property insurance covering physical loss with respect to the Improvements for full replacement value (but in no event less than the applicable Stipulated Loss Value, exclusive of architectural and engineering fees, excavation footings and foundations, and
                  (ii) comprehensive boiler coverage in an amount not less than $2,000,000, each with such other terms as are in accordance with general insurance standards prevalent in the ownership of commercial office buildings of comparable size and quality in the Atlanta, Georgia, metropolitan area, each endorsed to provide that (1) losses shall be adjusted as provided in
                  Section 10(a)(iii), (2) the Corporate Owner Trustee, the Lessor, the Owner Participant and, so long as any Notes are outstanding, the Indenture Trustee and the Noteholders (collectively, the "Loss Payees") are included as the loss payees, as their interests may appear, but shall not be liable for the payment of premiums, (3) the insurer thereunder waives all rights to subrogation against the Loss Payees with respect to their respective interests in the Improvements, (4) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of any Loss Payee with respect to its interest in the Improvements, and (5) no cancellation or material adverse change that would affect the interests of any Loss Payee with respect to the Project shall be effective as to any Loss Payee until at least 30 days after receipt by such Loss Payee of written notice thereof (or until at least 10 days after receipt if such notice states that cancellation is due to non-payment of any premium);

                        (B) commercial general liability insurance, including,
                  but not limited to contractors, independent contractors, premises/operation and personal injury liability coverage or endorsements, bodily injury and property damage liability insurance covering claims arising out of the ownership, operation, maintenance, condition or use of the Project in such amounts and having such terms and provisions as are comparable to the commercial general liability insurance which is carried by the Lessee with respect to other office buildings occupied by it (but in no event less than $15,000,000 per occurrence) and endorsed as provided in clauses (2), (3), (4) and (5) of Section 10(a)(i)(A), except that the term "Loss Payees" wherever it appears therein shall be deemed to refer to such Persons as "Additional Insureds";

                        (C) workers' compensation insurance covering all
                  employees of the Lessee in connection with any work done on or about the Project or any part thereof for which claims for death, disease or bodily injury may be asserted against the Lessor, the Lessee, the Project, or any portion thereof, or, in lieu of such workers' compensation insurance, a program of self-insurance complying with the rules, regulations and requirements of the appropriate agency of the State of Georgia;

                        (D) during any period in which a Modification at the
                  Project is being undertaken at a cost of $1,000,000 or more, the Lessee shall maintain or cause to be maintained builder's risk insurance covering the total completed value including any "soft costs" with respect to the Improvements being altered or repaired, replacement cost of work performed and equipment, supplies and materials furnished in connection with such construction or repair of Improvements or Equipment, including "soft costs" and such other endorsements as the Lessor may reasonably require and general liability, workers' compensation and automobile liability insurance with respect to the Improvements being constructed, altered or repaired; and

                        (E) such other insurance relating to the operation and
                  maintenance of the Project in such amounts and covering such risks as may be required by Applicable Law.

                  Notwithstanding any provision of this Section 10(a)(i) to the contrary, if (i) the A.M. Best rating of any Existing Insurer whose rating was less than the Minimum A.M. Best Approved Rating on the Closing Date declines to and remains at a lower rating for a period of 30 days or (ii) the A.M. Best rating of any other insurer declines to and remains at a rating lower than the Minimum A.M. Best Approved Rating for a period of 30 days, the Lessee in either case shall have the right (without there having occurred in consequence thereof a Lease Default or a Lease Event of Default under this Section 10(a)) to replace such insurer with an insurer having at least the Minimum A.M. Best Approved Rating by giving written notice to the Lessor and the Indenture Trustee of such replacement insurer within 60 days after any such decline in rating occurred.

                        (ii) Except with respect to self-insurance, the Lessee
                  shall provide the Corporate Owner Trustee, the Lessor and the Indenture Trustee, at least once each applicable policy year for each of the property insurance and the liability insurance, with certificates of insurance for the coverage required to be maintained under this Section 10 substantially in the forms delivered on the Closing Date. As soon as practicable after the end of each such policy year of the Lessee, and in any event within thirty (30) days after the end of each such policy year of the Lessee, the Lessee shall deliver to the Corporate Owner Trustee, the Lessor, the Owner Participant and the Indenture Trustee a certificate of an independent insurance broker or consultant reasonably satisfactory to the Lessor and the Indenture Trustee (which may be the Lessee's regular insurance broker, provided, that such regular insurance broker is one of the Lessee's regular insurance brokers existing on the Closing Date or is another reputable and responsible insurance broker) setting forth the property or liability insurance (as the case may be) obtained by the Lessee pursuant to this Section 10 and as then in effect, stating (i) that such insurance is in full force and effect and (ii) that all premiums then due thereon have been paid and (iii) that, in the opinion of such independent insurance broker or consultant, such insurance policies comply with the requirements of this Section 10. The Lessee may provide certificates from different insurance brokers or consultants for property insurance and liability insurance.

                        (iii) All losses shall be adjusted with the insurance
                  companies and all insurance proceeds shall be collected, including by the filing of appropriate proceedings, by or on behalf of the Lessee (with the prior written consent of the Corporate Owner Trustee and (unless the Lien of the Security Documents shall have been discharged in accordance with
                  Section 10.1 of the Indenture) the Indenture Trustee if a Material Lease Default or a Lease Event of Default shall have occurred and be continuing), and all insurance proceeds paid in respect of insurance maintained pursuant to Section 10(a) shall be paid and be applied as provided in Section 9(f), 9(g) or 9(h), as the case may be, subject, however, to any priority allocations of such proceeds as required under Applicable Law.

                        (iv) Subject to the provisions of Section 10(c), the
                  Lessee shall obtain endorsements to the insurance policies carried pursuant to Section 10(a)(i)(A) and Section 10(a)(i)(B) providing that (x) the insurers waive any right of set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Lessee or any Loss Payee and (y) the respective interests of any Loss Payee or Additional Insured shall not be invalidated by any act or neglect by the Lessee, including breach of any warranty contained in such policies, foreclosure on the Project or change in title or ownership thereof.

            (b) Other Insurance. Nothing in this Section 10 shall prohibit the Lessee from maintaining at its expense insurance on or with respect to the Project, naming the Lessee as insured and/or loss payee for an amount greater than the insurance required to be maintained under this Section 10, unless such insurance would conflict with or otherwise limit the availability of insurance which is required under Section 10(a) or permitted by the next sentence of this
Section 10(b). Nothing in this Section 10 shall prohibit the Corporate Owner Trustee, the Lessor or the Owner Participant from maintaining at its expense other insurance on or with respect to the Project or the operation, use and occupancy of the Project, naming the Lessor or the Owner Participant as insured and/or loss payee, unless such insurance would conflict with or otherwise limit the insurance required to be maintained under Section 10(a).

            (c) Insurance to be Commercially Available. So long as the Lessee's senior unsecured debt rating is at least equal to the Approved Rating, in the event that any insurance required to be maintained by the Lessee pursuant to this Section 10 is not maintained by owners of buildings of comparable size and quality in the Atlanta, Georgia metropolitan area and is not available at commercially reasonable rates, as determined by an Independent Insurance Broker, then the Lessee shall only be required to maintain such coverages or insurance at such levels as is maintained by the owners of such buildings, the provisions of this Section 10 to the contrary notwithstanding.

            (d) Self Insurance. So long as the Lessee's unsecured senior debt rating is at least equal to the Approved Rating, the Lessee may satisfy the requirements of this Section 10 through self-insurance or deductibles in amounts not exceeding (i) the first $4,000,000 of insurance required for coverages of the type described in Sections 10(a)(i)(A) and 10(a)(i)(D) and (ii) the first $4,000,000 of insurance required for coverages of the type described in Sections 10(a)(i)(B), 10(a)(i)(C) and 10(a)(i)(E); provided that such self-insurance or deductible amounts shall not exceed $1,000,000 in either case if the Lessee's unsecured senior debt rating is less than the Approved Rating.

      SECTION 11. Rights To Assign or Sublease; Assignment as Security; Attornment.

            (a) Sublease by the Lessee. So long as no Material Lease Default or Lease Event of Default has occurred and is continuing, the Lessee may, without the prior written consent of the Owner Trustees, the Lessor or the Indenture Trustee, sublease the Project (or any portion thereof) to any Person, provided, that (i) such sublease shall be expressly subject and subordinate to this Lease,
(ii) except for the ISSC Lease, any such sublease having a term longer than 12 months shall be assigned (at the Lessee's expense) by the Lessee to the Lessor as security for the payment and performance of the Lessee's obligations under this Lease and, if the Lien of the Security Documents has not been discharged in accordance with Section 10.1 of the Indenture, such sublease shall be further assigned (at the Lessee's expense) by the Lessor to the Indenture Trustee as security for the payment and performance of the Lessor's obligations under the Indenture (provided that rental payments pursuant to any such sublease shall not be required to be made to or otherwise vest in the Lessor or the Indenture Trustee, as the case may be, and neither the Lessor nor the Indenture Trustee shall have any right to exercise any right or remedy under such sublease as Lessor thereunder (to the exclusion of the Lessee) unless and until, in either such case, a Material Lease Default or Lease Event of Default shall have occurred and be continuing); (iii) such sublease shall not release the Lessee from or impair the liability of the Lessee under any of its obligations as the Lessee hereunder or in respect of any of its obligations under any of the other Transaction Documents (and notwithstanding any permitted sublease the liability and obligations of the Lessee hereunder shall be and remain those of a principal and not a guarantor or surety); (iv) such Person is not a Tax-Exempt Entity; (v) the Lessee shall give the Corporate Owner Trustee and the Lessor and (unless the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee written notice of each such sublease at least 10 Business Days prior to the execution thereof, together with a copy of each such sublease and (vi) no such sublease shall be for a period of time longer than the then-current Lease Term minus one day. The Lessor hereby irrevocably agrees for the benefit of each subtenant under any sublease made by the Lessee in accordance with this Section 11, that prior to the Lease Termination Date, in the case of the ISSC Lease, and (unless otherwise approved by the Lessor in writing) prior to the earlier of (x) the Lease Termination Date, and (y) the date on which the Notes are declared to be due and payable pursuant to the Indenture as a result of an Indenture Event of Default which is also a Lease Event of Default, in the case of all other subleases, the possession and other rights of the subtenant under any such sublease shall not be disturbed or affected by the Lessor so long as no default by the subtenant exists under the terms of such sublease (after notice and an opportunity to cure, if any, as provided in such sublease) as would entitle the Lessee (as sublandlord) to dispossess the subtenant or terminate such sublease. Without limiting the foregoing, the Lessor shall deliver to the Lessee for the benefit of the applicable subtenant under any sublease made by the Lessee in accordance with this Section 11, within fifteen (15) Business Days after the Lessee's request therefor, a confirmation of the terms of this Section 11(a) as applicable to the particular subtenant.

            (b) Assignment by the Lessee.

                  (i) Assignment to an Affiliate. So long as no Material Lease
            Default or Lease Event of Default has occurred and is continuing, the Lessee may, without the prior consent of the Owner Trustees, the Lessor or the Indenture Trustee, assign all or any of its right, title and interest in and to this Lease or the Project (or any portion thereof) to any Affiliate of the Lessee; provided, that such assignment shall not release the Lessee from any of its obligations under this Lease or in respect of any of its obligations under any of the other Transaction Documents (which shall be and remain those of a principal and not a guarantor or surety).

                  (ii) Other Assignments. Except as otherwise set forth in
            Section 11(b)(i), the Lessee may not, without the prior written consent of the Corporate Owner Trustee, and Lessor and (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) the Indenture Trustee, assign any of its right, title and interest in and to this Lease or the Project (or any portion thereof) to any Person. Any subsequent transfer of "control" (as defined in the definition of "Affiliate") of the Affiliate of the Lessee to which the Lessee previously shall have assigned any interest in the Lease pursuant to
            Section 11(b)(i) hereof shall constitute an assignment for purposes of this Section 11(b)(ii).

                  (iii) Opinion of Counsel. In connection with any assignment or subletting pursuant to this Section 11, the instrument of assignment or the sublease shall be in writing and the Lessee shall, at its expense, (x) deliver to the Owner Participant an opinion of nationally recognized tax counsel selected by the Lessee after consultation with the Owner Participant and reasonably acceptable to the Owner Participant that the assignment or subleasing entered into in accordance with this Section 11 does not cause adverse tax consequences to the Owner Participant (provided that such tax consequences relate to reasonably anticipated federal, state and local leveraged leasing criteria as currently taken into account in the Pricing Assumptions and based on the law, regulations and precedents as they exist at the time of the assignment or subleasing) and (y) deliver to the Owner Participant, the Corporate Owner Trustee, the Lessor, the Indenture Trustee and the Noteholders an opinion of nationally recognized counsel to the effect that the instrument of assignment or sublease has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the assignee, enforceable in accordance with its terms, subject to customary exceptions for bankruptcy and equitable principles.

            (c) Security for Lessor's Obligation to Noteholders. To secure payment of the indebtedness evidenced by the Notes, together with interest accrued thereon, the Make Whole Amount, if any, and other sums from time to time due and owing to the Indenture Trustee and/or the Noteholders pursuant to the Transaction Documents and to secure performance of the obligations of the Lessor under the Security Documents, the Lessor, pursuant to the Security Documents, has on and as of the Closing Date assigned to the Indenture Trustee (i) its right, title and interest (excluding only any Excepted Rights and Excepted Payments) in and to this Lease, including the right to receive certain payments of Rent (excluding only any Excepted Rights and Excepted Payments), upon the terms and conditions contained in the Security Documents, and (ii) granted a first mortgage Lien and security interest in and to its right, title and interest in and to the Indenture Estate. The Lessee hereby (w) consents to such assignment and grant and to the terms of the Security Documents, (x) agrees to pay by wire transfer of immediately available funds directly to the Indenture Trustee at such Indenture Trustee's Office (until the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, and thereafter to the Corporate Owner Trustee on behalf of the Lessor) on the Lessor's behalf all amounts of Rent (other than Excepted Rights and Excepted Payments) due or to become due to the Lessor, and (y) agrees that, except as otherwise expressly restricted in the Security Documents (until the Lien of the Security Documents shall have been discharged in accordance with
Section 10.1 of the Indenture), the Indenture Trustee shall have or shall share with the Lessor the rights of the Lessor hereunder (other than Excepted Rights and the right to receive Excepted Payments).

            (d) Assignments by the Lessor. During the Lease Term, the Lessor may not transfer, sell or convey the Project (or any part thereof) or assign or delegate its rights and obligations under this Lease, except as contemplated by Sections 8(e), 9(c), 11(c), 13, 14, 16, 19 and 21 of this Lease and as expressly permitted pursuant to Sections 11 and (pound)3.9 of the Trust Agreement and
Article VIII of the Participation Agreement. Notwithstanding anything to the contrary contained herein, this Section 11(d) shall not be applicable to the Indenture Trustee or its successor if the Indenture Trustee or its successor has become the owner of the Project pursuant to Section 6 of the Indenture.

            SECTION 12. Lease Renewal.

            (a) Option for Fixed-Rate Renewal. Subject to the notice requirements set forth in Section 12(d) and to the provisions of Sections 12(e) and 12(f), so long as no Lease Event of Default shall have occurred and be continuing Cat the time of the notice referred to in Section 12(d) or at the time of the exercise of the renewal option hereinafter described), the Lessee shall have the option to renew the term of this Lease for one period of two years (the "Fixed-Rate Renewal Term") at the end of the Basic Term. During the Fixed-Rate Renewal Term, the Lessee shall pay to the Corporate Owner Trustee, for the account of the Lessor, Basic Rent in semiannual installments in advance on each Basic Rent Payment Date equal to the Fixed-Rate Renewal Basic Rent. Except as expressly provided in this Lease, the rights and obligations of the Lessor and the Lessee hereunder during the Fixed-Rate Renewal Term shall be the same as for the Basic Term.

            (b) Fair Market Renewal Options. Subject to the notice requirements set forth in Section 12(d) and to the provisions of Sections 12(e) and 12(f), so long as no Lease Event of Default shall have occurred and be continuing (at the time of the notice referred to in Section 12(d) or at the time of the exercise of the renewal option hereinafter described), the Lessee shall have the option to renew the term of this Lease at the end of the Fixed-Rate Renewal Term or any Fair Market Renewal Term for an aggregate of five successive periods of five years each (each such period being herein called a "Fair Market Renewal Term"). During each Fair Market Renewal Term, the Lessee shall pay to the Corporate Owner Trustee, for the account of the Lessor, Basic Rent in semiannual installments in advance on each Basic Rent Payment Date during such Renewal Term equal to forty-two and one-half percent (42.5%) of the annual Fair Market Rental value of the Project (as determined, with respect to any Fair Market Renewal Term, pursuant to Section 12(f)). Except as expressly provided in this Lease, the rights and obligations of the Lessor and the Lessee hereunder during each Fair Market Renewal Term shall be the same as for the Basic Term.

            (c) Short-Term Lease Extensions. Subject to the notice requirements set forth in Section 12(d) and to the provisions of Sections 12(e) and 12(f), so long as no Lease Event of Default shall have occurred and be continuing (at the time of the Notice referred to in Section 12(d) or at the time of the exercise of the renewal option hereinafter described), the Lessee shall have the option to renew the term of this Lease at the end of the Basic Term, the Fixed-Rate Renewal Term or any Fair Market Renewal Term for an aggregate of up to six successive periods of three months each (each such period being herein called a "Short-Term Renewal").

During each Short-Term Renewal, the Lessee shall pay to the Corporate Owner Trustee, for the account of the Lessor, Basic Rent in quarterly installments in advance on the first Business Day of each Short-Term Renewal equal to (i) in the event such Short-Term Renewal immediately follows the Basic Term, one-fourth of the average of the actual annual Basic Rent paid by Lessee during the Basic Term, (ii) in the event such Short-Term Renewal immediately follows the Fixed-Rate Renewal Term, one-fourth of the average of the actual annual Basic Rent payable during such Fixed-Rate Renewal Term, and (iii) in the event such Short-Term Renewal immediately follows a Fair Market Renewal Term, one-fourth of the average of the actual annual Basic Rent payable during such immediately preceding Fair Market Renewal Term. Except as expressly provided in this Lease, the rights and obligations of the Lessor and the Lessee hereunder during any Short-Term Renewal shall be the same as for the Basic Term.

            (d) Notice at Expiration off Lease Term. Not later than 365 days prior to the expiration date of the Basic Term and, if applicable, each Renewal Term, the Lessee shall notify the Corporate Owner Trustee and the Lessor as to whether it will renew the term of this Lease pursuant to Section l2(a), 12(b) or 12(c), as applicable, or return the Project to the Lessor pursuant to Section 5 on the Lease Termination Date. Failure of the Lessee to give any such notice shall mean that the Lessee is deemed to have elected to return the Project. The Lessee shall not be entitled to give any notice of renewal pursuant to this
Section 12(d) at any time a Lease Event of Default shall have occurred and be continuing.

            (e) Elections Irrevocable. Any election made by the Lessee pursuant to Section 12(d) shall be irrevocable by the Lessee, and such election shall be binding on the Lessor unless, on the effective date thereof, a Lease Event of Default shall have occurred and be continuing.

            (f) Determination of Fair Market Rental Value. If the Lessee shall give to the Corporate Owner Trustee and the Lessor notice of its election to renew this Lease pursuant to Section 12(b) then, not later than 270 days prior to the expiration date of the Basic Term or the then-current Renewal Term, as applicable, the Lessee and the Lessor shall attempt in good faith to agree upon the Fair Market Rental Value of the Project during such Fair Market Renewal Term. If the Lessee and the Lessor are unable to agree upon any such amount, such value shall be determined by the Appraisal Procedure.

            (g) Assistance with Disposition. From and after the date of the Lessee's election to return the Project pursuant to Section 12(d) or the Lessee's election not to purchase the Project pursuant to Section 19 of this Lease or the Owner Participant's Interest pursuant to Section 8.02 of the Participation Agreement or the date of the Lessee's irrevocable election to terminate this Lease pursuant to Section 9(d), 9(e), 13(b) or 14(b) of this Lease, the Lessee shall cooperate with the reasonable requests of the Lessor in its effort to sell or lease the Project to be returned for a term following the Lease Termination Date including making the Project available for view upon reasonable advance notice (but not limiting the right of the Corporate Owner Trustee, the Lessor or the Owner Participant to show the Project to prospective bona fide buyers) , subject in all events to reasonable restrictions consistent with Section 8(b) (excluding the proviso thereto)

            (h) Renewal Options After Event of Loss. So long as no Lease Event of Default has occurred and is continuing, if the Lessee elects to reconstruct the Project pursuant to clause (A) of Section 9(a)(ii) after any Event of Loss which occurs within the last two (2) years of the Basic Term or any then-current Renewal Term, the Lessee shall (as a condition to its right to reconstruct the Project) also elect to renew the term of this Lease for the next succeeding Fixed-Rate Renewal Term or Fair Market Renewal Term, as applicable, by giving irrevocable notice with respect thereto in accordance with Section 12(d) (whether or not such notice would have been due to have been given by the terms of Section 12(d) at such time) contemporaneously with the delivery of the Event of Loss Notice pursuant to clause (A) of Section 9(a)(ii)

            SECTION 13. Burdensome Buyout Purchase Right.

            (a) Burdensome Buyout Purchase Right. So long as no Material Lease Default or Lease Event of Default has occurred and is continuing, if the Lessee determines that a Burdensome Buyout Event has occurred, it shall have the right to make a Rejectable Offer in accordance with Sections 13(b) and 21 hereof to purchase the Project for a cash purchase price (the "Burdensome Buyout Purchase Price") equal to the greater of (i) the sum of (A) the Stipulated Loss Value, computed in accordance with Schedule 2.1 or 2.3, as applicable, for the Burdensome Buyout Purchase Date specified in the Lessee's notice delivered pursuant to Section 13(b), plus (B) Basic Rent due and owing on or prior to the Burdensome Buyout Purchase Date (other than Basic Rent payable in advance on the Burdensome Buyout Purchase Date), plus (C) Supplemental Rent in an amount equal to the Make Whole Amount, if any, then due on the Notes, plus (D) any other amounts then due and owing under the Transaction Documents, and (ii) the sum of
(A) the Fair Market Sales value of the Project (excluding the value of the Lease), plus (B) Basic Rent due and owing on or prior to the Burdensome Buyout Purchase Date (other than Basic Rent payable in advance on the Burdensome Buyout Purchase Date), plus (C) Supplemental Rent in an amount equal to the Make Whole Amount, if any, then due on the Notes, plus (D) any other amounts then due and owing under the Transaction Documents.

            (b) Notice. If the Lessee wishes to exercise its rights set forth in
Section 13(a), it shall give the Lessor, the Corporate Owner Trustee and (unless the Lien of the Security Documents shall have been discharged in accordance with
Section 10.3. of the Indenture) the Indenture Trustee written notice (which shall be irrevocable) of such election (the "Burdensome Buyout Notice"), not later than 180 days prior to any Basic Rent Payment Date that is specified by the Lessee in such notice (the "Burdensome Buyout Purchase Date"), which notice shall be accompanied by a true, correct and complete copy of the determination of the Board of Directors of the Lessee that a Burdensome Buyout Event has occurred and the certificate of a Responsible Officer of the Lessee certifying the facts related thereto. Not more than 60 nor less than 30 days prior to such Burdensome Buyout Purchase Date, the Lessee shall deliver an Officer's Certificate to the Corporate Owner Trustee and the Lessor and, on behalf of the Lessor, to the Indenture Trustee and each Noteholder specifying (i) the Burdensome Buyout Purchase Date, (ii) that the principal amount of the outstanding Notes will be prepaid by the Lessor on such date, (iii) that a Make-Whole Amount may be payable by the Lessor, (iv) the date when such Make-Whole Amount will be calculated, (v) the estimated Make-Whole Amount, (vi) the estimated accrued interest applicable to such prepayment based upon the Debt Rate then applicable, and (vii) the sections of this Lease and the Indenture pursuant to which such prepayment shall be made. Contemporaneously with the delivery of such Officer's Certificate, the Lessee shall deliver a written notice to Trust Company Bank (or its successor) requesting that it calculate the Make Whole Amount so as to permit the Indenture Trustee to give the notice described in the next sentence. Three Business Days prior to the Burdensome Buyout Purchase Date, the Indenture Trustee shall provide the Corporate Owner Trustee and the Lessee written notice of the Make-Whole Amount, if any, payable by the Lessor in connection with the prepayment of the Notes and the termination of this Lease and a reasonably detailed computation of the Make-Whole Amount as of the Burdensome Buyout Purchase Date, determined three Business Days prior to such date.

            (c) Determination of Fair Market Sales Value. If the Lessee makes a Rejectable Offer pursuant to this Section 13 and Section 21, the Lessee and the Lessor shall attempt in good faith to agree upon the Fair Market Sales Value. If the Lessee and the Lessor are unable to agree upon such Fair Market Sales Value promptly, such value shall be determined by the Appraisal Procedure.

            SECTION 14. Early Termination; Obsolescence or Uneconomic Usefulness Termination.

            (a) Obsolescence or Uneconomic Usefulness Termination.

            (i) Obsolescence Termination Notices. If, at any time after the tenth anniversary of the Closing Date and prior to the Lease Termination Date, the Board of Directors of the Lessee shall have determined, in good faith, that the Project has become obsolete, surplus or uneconomic to the needs of the Lessee, the Lessee shall have the option, so long as no Lease Event of Default shall have occurred and be continuing at the time of exercise, to terminate this Lease on any Basic Rent Payment Date that is specified by the Lessee (an "Obsolescence Termination Date") in a notice (such notice to be accompanied by an Officer's Certificate confirming the facts of such obsolescence or such surplus or uneconomic nature and by a true, correct and complete copy of the determination of the Board of Directors of the Lessee of such obsolescence or such surplus or uneconomic nature) to the Corporate Owner Trustee, the Lessor, the Indenture Trustee and the Noteholders to such effect (an "Obsolescence Termination Notice") given not later than 180 days prior to the proposed Obsolescence Termination Date. Not more than 60 nor less 30 days prior to such Obsolescence Termination Date (if the Obsolescence Termination Notice has not been revoked), the Lessee shall deliver an Officer's Certificate to the Corporate Owner Trustee and the Lessor and, on behalf of the Lessor, to the Indenture Trustee and each Noteholder specifying (i) the Obsolescence Termination Date, (ii) that the principal amount of the outstanding Notes will be prepaid by the Lessor on such date, (iii) that a Make Whole Amount may be payable by the Lessor, (iv) the date when such Make Whole Amount will be calculated, (v) the estimated Make Whole Amount,
      (vi) the estimated accrued interest applicable to such prepayment based upon the Debt Rate then applicable, and (vii) the sections of this Lease and the Indenture pursuant to which such prepayment shall be made. Contemporaneously with the delivery of such Officer's Certificate, the Lessee shall deliver a written notice to Trust Company Bank (or its successor) requesting that it calculate the Make Whole Amount so as to permit the Indenture Trustee to give the notice described in the next sentence. Three Business Days prior to the Obsolescence Termination Date, the Indenture Trustee shall provide the Corporate Owner Trustee and the Lessee written notice of the Make Whole Amount, if any, payable by the Lessor in connection with the prepayment of the Notes and the termination of this Lease and a reasonably detailed computation of the Make Whole Amount as of the Obsolescence Termination Date, determined three Business Days prior to such date. The Lessee may revoke such Obsolescence Termination Notice at any time prior to 30 days before the Obsolescence Termination Date; provided, however, that Lessee may not revoke such an Obsolescence Termination Notice more than two times; and provided, further, that the Lessee shall pay all reasonable out-of-pocket expenses of the Corporate Owner Trustee, the Indenture Trustee, the Lessor and the Owner Participant in connection with such revoked termination option.

            (ii) Events Prior to Obsolescence Termination Date.

                  (A) No later than 90 days after its receipt of an Obsolescence
            Termination Notice, the Lessor shall have the right to elect, by written notice to the Lessee, the Indenture Trustee and the Noteholders, to retain the Project, in which case it shall (or shall cause the Corporate Owner Trustee to), as an absolute and unconditional precondition to its right to retain the Project, deposit with the Indenture Trustee, (x) no later than the 60th day prior to the scheduled Obsolescence Termination Date, cash in Dollars in an amount equal to the aggregate principal amount of the outstanding Notes, together with estimated accrued and unpaid interest based upon the Debt Rate then applicable due and owing through and including the Obsolescence Termination Date (which deposit shall be returned only if, and promptly after, the Lessee revokes its Obsolescence Determination Notice) and (y) on the Obsolescence Termination Date, an amount equal to the excess, if any, of the actual accrued and unpaid interest due on the Obsolescence Termination Date on the Notes over the estimated accrued interest amount previously deposited, and the Lessee shall deposit, on behalf of the Lessor, not later than the second Business Day prior to the scheduled Obsolescence Termination Date, with the Indenture Trustee cash in Dollars in an amount equal to the Make Whole Amount, if any, due on the Notes as of and on the Obsolescence Termination Date together with any other sum (exclusive of principal and interest) payable to the Indenture Trustee or the Noteholders pursuant to the Transaction Documents; provided that if the Lessor fails for any reason whatsoever to make (or cause to be made) its deposit on the date required by this Section 14(a)(ii)(A), the Lessee shall proceed with the sale of the Project pursuant to
            Section 14(a)(ii)(B); and provided further that if the estimated accrued interest amount previously deposited with the Indenture Trustee exceeds the accrued interest payable to the Noteholders on the Obsolescence Termination Date, the Indenture Trustee shall refund such excess to the Lessor.

                  (B) Unless Lessor shall have elected to retain ownership
            pursuant to Section 14(a)(ii)(A) and shall have complied fully with such Section, the Lessee, as agent for the Lessor, shall use its best efforts to obtain cash bids for the purchase of the Project. The Lessor also shall have the right to obtain such cash bids, either directly or through agents other than the Lessee. The Lessee shall certify to the Corporate Owner Trustee, the Lessor and the Owner Participant the amount and terms of each bid received by the Lessee and the name and address of the Person (who shall not be the Lessee or any Affiliate of the Lessee) that submitted such bid. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take any action in connection with any such proposed termination of the Lease other than to effect a Transfer to the Person named in the highest cash bid certified by the Lessee to the Corporate Owner Trustee and the Lessor or obtained by the Lessor against receipt on the Obsolescence Termination Date by the Lessor of an amount equal to at least the greater of the cash purchase price or the sum of (A) the Stipulated Loss Value calculated as of the Obsolescence Termination Date, plus (B) an amount equal to the Make Whole Amount, if any, then due on the Notes, plus (C) Basic Rent then due and owing (other than Basic Rent payable in advance on the Obsolescence Termination Date), plus (D) all other amounts then due and owing by the Lessee under the Transaction Documents. Should there be no bidder for the Project at least 35 days prior to the scheduled Obsolescence Termination Date, then, notwithstanding the first proviso to Section 14(a)(i), the Lessee shall be deemed to have revoked its Obsolescence Termination Notice (and shall promptly, and in any event within 5 days, notify the Indenture Trustee and the Noteholders of such revocation), this Lease shall continue in full force and effect and the Lessee shall pay on demand, as Supplemental Rent, all reasonable out-of-pocket expenses incurred by the Corporate Owner Trustee, the Lessor, the Owner Participant, the Indenture Trustee and the Noteholders in connection with such revoked termination option.

            (iii) Events on Obsolescence Termination Date.

                  (A) In the event that the Lessor has elected to retain
            ownership of the Project pursuant to, and has otherwise complied with, Section 14(a)(ii)(A), on the Obsolescence Termination Date, upon payment by the Lessee to the Indenture Trustee for the account of the Lessor for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee for the account of the Lessor) on the Obsolescence Termination Date of (l) any Basic Rent due and owing on the Obsolescence Termination Date (other than Basic Rent payable in advance on the Obsolescence Termination
            Date), (2) Supplemental Rent in an amount equal to the Make Whole Amount, if any, then payable on the outstanding Notes and (3) all other Supplemental Rent (other than Stipulated Loss Value) and other amounts then due and owing under the Transaction Documents, the Lease Term shall end on the Obsolescence Termination Date and all of the Lessee's obligations hereunder (other than any obligation expressed herein or in any other Transaction Document as surviving the termination of this Lease) shall thereupon cease.

                  (B) Unless the Lessor has elected to retain ownership pursuant to Section 14(a)(ii)(A) and has complied fully with the terms thereof, the Lessor shall, on the Obsolescence Termination Date (but only upon receipt of the sale price and all additional payments specified in the next sentence) effect a Transfer for cash to the Person that submitted the highest bid prior to such date (should such a Person exist). The Sale Proceeds shall be paid to the Indenture Trustee for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee for the account of the Lessor) and, in addition, on such Obsolescence Termination Date the Lessee shall pay to the Indenture Trustee for application in accordance with the Indenture (unless the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, in which case such payment shall be paid to, and applied by, the Corporate Owner Trustee for the account of the Lessor) the sum of
            (l) Supplemental Rent in an amount equal to the excess, if any, of the Stipulated Loss Value determined as of such Obsolescence Termination Date, over the Sale Proceeds, plus (2) any Basic Rent due and owing on the Obsolescence Termination Date (other than Basic Rent payable in advance on the Obsolescence Termination Date), plus
            (3) Supplemental Rent in an amount equal to the Make Whole Amount, if any, payable on the outstanding Notes, plus (4) all other amounts then due and owing under the Transaction Documents on the Obsolescence Termination Date. If for any reason no sale of the Project shall occur on or as of the Obsolescence Termination Date, then, notwithstanding the first proviso to Section 14(a)(i), the Lessee shall be deemed to have revoked its Obsolescence Termination Notice (and shall promptly, and in any event within 5 days, notify the Indenture Trustee and the Noteholders of such revocation), this Lease shall continue in full force and effect and the Lessee shall pay on demand all reasonable costs and expenses of the Corporate

            Owner Trustee, the Lessor, the Owner Participant, the Indenture Trustee and any Noteholders in connection with such revoked termination option. Upon payment by the Lessee of all amounts payable by it under this Section 14(a)(iii) and Transfer of the Project, the Lease Term shall end and all the Lessee's obligations hereunder (other than any obligation expressed herein or in any other Transaction Document as surviving the termination of this Lease) shall cease.

                  (iv) Events Following the Obsolescence Termination Date. The
            Lessee hereby represents, warrants and covenants that, if the Lease Term shall end pursuant to the provisions of this Section 14(a), neither the Lessee nor any Affiliate of the Lessee shall, for a period of three years thereafter, acquire (by lease or purchase) the Project or any portion thereof.

            (b) Early Termination. The Lessee shall have the right, so long as no Lease Event of Default shall have occurred and be continuing at the time of exercise, to terminate this Lease on any Early Termination Date that is specified by the Lessee in a notice to the Corporate Owner Trustee and the Lessor (an "Early Termination Notice") given not later than one year prior to the proposed Early Termination Date by making a Rejectable Offer in accordance with Section 2l(a)(iii) to purchase the Project for a cash purchase price (the "Early Termination Purchase Price"), equal to the sum of (A) Stipulated Loss Value and if the Early Termination Notice is given less than two years prior to the proposed Early Termination Date, the greater of Fair Market Sales Value and Stipulated Loss Value, as of the Early Termination Date specified in the Lessee's Early Termination Notice, plus (B) Basic Rent due and owing on or prior to such Early Termination Date (other than Basic Rent payable in advance on the Early Termination Date), plus (C) Supplemental Rent in an amount equal to the Make Whole Amount, if any, payable on the outstanding Notes, plus (D) all other amounts then due and owing under the Transaction Documents on the Early Termination Date; provided, however, that the Lessee may revoke such Early Termination Notice (and such Rejectable Offer) at any time prior to 35 days before the Early Termination Date; provided, further, however, that (x) the Lessee may not revoke such an Early Termination Notice (and such Rejectable Offer) more than two times, and (y) if the Lessee so revokes, the Lessee shall promptly, and in any event within 5 days, notify the Indenture Trustee and the Noteholders of such revocation and shall reimburse the Owner Participant, the Corporate Owner Trustee, the Lessor, the Indenture Trustee and the Noteholders for all reasonable costs and expenses incurred by them in connection with such proposed early termination, including in determining the Fair Market Sales Value and marketing the Project. Not more than 60 nor less than 30 days prior to such Early Termination Date, the Lessee shall deliver an Officer's Certificate to the Corporate Owner Trustee, the Lessor and, on behalf of the Lessor, to the

Indenture Trustee and each Noteholder specifying (i) the Early Termination Date,
(ii) that the principal amount of the outstanding Notes will be prepaid by the Lessor on such date, (iii) that a Make Whole Amount may be payable by the Lessor, (iv) the date when such Make Whole Amount will be calculated, (v) the estimated Make Whole Amount, (vi) the estimated accrued interest applicable to such prepayment based upon the Debt Rate then applicable, and (vii) the sections of this Lease and the Indenture pursuant to which such prepayment shall be made. Contemporaneously with the delivery of such Officer's Certificate, the Lessee shall deliver a written notice to Trust Company Bank (or its successor) requesting that it calculate the Make Whole Amount so as to permit the Indenture Trustee to give the notice described in the next sentence. Three Business Days prior to the Early Termination Date, the Indenture Trustee shall provide to the Corporate Owner Trustee and the Lessee written notice of the Make Whole Amount, if any, payable by the Lessor in connection with the prepayment of the Notes and the termination of this Lease and a reasonably detailed computation of the Make Whole Amount as of the Early Termination Date, determined three Business Days prior to such date.

            SECTION 15. Lease Events of Default. The term "Lease Event of Default", wherever used herein, shall mean any of the following events (whatever the reason for such Lease Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgement, decree or order of any court or any Applicable Law or Governmental Action) and any such event shall continue to be a Lease Event of Default if and for so long as it shall not have been remedied:

            (a) the Lessee shall fail to make, or cause to be made, (i) any payment of Basic Rent, Stipulated Loss Value or Supplemental Rent determined by reference to the Make Whole Amount, if any, within five days after the same shall become due, or (ii) any other payment of Supplemental Rent when due and such default shall continue for five Business Days after written notice therefor shall have been given to Lessee; or

            (b) the Lessee shall fail to carry or maintain any insurance required under (x) clauses (A), (B), (D) or (E) of Section 10(a)(i) or (y) clause (C) of Section 10(a)(i) if, in the case of this clause (y), such failure shall continue for 5 Business Days; or

            (c) the Lessee shall fail to perform or observe in any material respect any covenant or agreement (other than those referred to in clauses (a) and (b) above or clause (f) below) to be performed or observed by it under this Lease or any other Transaction Document (other than the Tax Indemnity Agreement) to which Lessee is a party, and such failure shall continue, after the Lessee shall have been given a notice specifying such failure and requiring it to be remedied, for a period of 30 days; provided, that if such failure is capable of cure and if the Lessee is diligently proceeding to remedy such failure, such period shall (except with respect to Sections 6.0l(b), 6.01(c), 6.0l(f), 6.06(a), 7.01, 7.02, 7.03, 7.04, 7.05, 7.06, 9.0l(b) and 9.02
(as it relates to Supplemental Financings) of the Participation Agreement and Sections 3(g), 7, 8(b), 11(a) and 11(b) of this Lease) be extended for an additional period of 150 days; or

            (d) any representation or warranty made by the Lessee in this Lease or by Lessee in any other Transaction Document (other than the Tax Indemnity Agreement) or in any written certificate furnished by the Lessee or any Seller pursuant to the Transaction Documents (other than the Tax Indemnity Agreement) shall prove to have been incorrect in any material respect when such representation or warranty was made and shall remain material and materially incorrect at the time of discovery, and shall not have been cured within 30 days after written notice thereof shall have been given by Lessor to Lessee; or

            (e)(i) the Lessee shall (l) admit in writing its inability to pay its debts generally as they become due, (2) commence, file, or consent by answer or otherwise to the filing against it of a proceeding or a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (3) make a general assignment for the benefit of its creditors,
(4) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to itself or with respect to any substantial part of its property, or (5) take corporate or comparable action for the purpose of any of the foregoing; or (ii) a court or Governmental Authority of competent jurisdiction shall enter an order appointing, without consent of the Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to the Project or with respect to any substantial part of the Lessee's property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Project or the Lessee; or (iii) any petition, case or proceeding for any relief specified in the foregoing clause (ii) hereof shall be filed against the Project or the Lessee with respect thereto and such petition shall not be dismissed within 90 days; or

            (f) the Lessee shall fail to perform or abide its covenants set forth in Section 6.01(d) or 6.01(g) of the Participation Agreement.

            SECTION 16. Remedies.

            (a) Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor (or, if the Lien of the Security Documents has not been discharged in accordance with
Section 10.1 of the Indenture, the Indenture Trustee, it being agreed that, except with respect to Excepted Rights and Excepted Payments, all references to the Lessor in this Section 16 shall be deemed to mean the Indenture Trustee so long as the Lien of the Security Documents has not been so discharged) at its option may, by written notice to the Lessee (with, in the case of the Lessor's action, a copy to the Indenture Trustee), declare this Lease to be in default (provided, however, that this Lease shall automatically be deemed to have been declared in default to the extent permitted by Applicable Law if there shall exist a Lease Event of Default of the type described in Section 15(e)) and at any time thereafter (unless all Lease Events of Default shall have been remedied), the Lessor may exercise one or more of the following remedies, except as hereinbelow expressly otherwise set forth, as the Lessor in its sole discretion shall elect:

            (i) the Lessor may (x) demand that the Lessee, and thereupon the Lessee shall, at the Lessee's expense, return possession of the Project promptly to the Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, Section 5, and (y) without prejudice to any other remedy which the Lessor may have for possession of the Project or arrearages in rent take all action required to enable the Lessor to, and thereafter, enter upon the Site and take possession (to the exclusion of the Lessee) of the Project and expel or remove the Lessee and any other Person who may be occupying the Project or any part thereof, all without liability to the Lessee or any other Person for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

            (ii) the Lessor may sell the Project or any part thereof, together with any interest of the Lessor under the Bills of Sale and the Equifax Deed, at public or private sale, conducted in accordance with Applicable Law, as the Lessor may determine, free and clear of any rights of the Lessee therein and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (except to the extent required by clause (iv) or (v) below if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent, for periods commencing after the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under clause
      (iv) or (v) below if the Lessor shall elect to exercise its rights thereunder);

            (iii) the Lessor may elect to retake possession of the Project and, if the Lessor desires, relet the same (or any part thereof) for the benefit of the Lessee without terminating this Lease, in which case the Lessee will be liable for and will pay to the Lessor all amounts required to be paid by the Lessee during the remainder of the Lease Term as said amounts accrue hereunder until the expiration of the Lease Term diminished by any net sums received by the Lessor through reletting the Project during said period (after deducting expenses incurred by the Lessor in connection with such reletting); and in no event shall the Lessee be entitled to any excess of rent or other amounts obtained by reletting over and above the amount for which the Lessee would otherwise be liable hereunder (it being understood and agreed that actions to collect amounts due by the Lessee as provided in this clause (iii) may be brought from time to time on one or more occasions, without the necessity of the Lessor waiting until expiration of the Lease Term);

            (iv) the Lessor may elect to retake possession of the Project, in which case the Lessee will be liable for and will pay to the Lessor damages in an amount equal to the amount specified in clause (C) of
      Section 16(a)(v) below;

            (v) the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise its rights under clause (i),
      (ii), (iii) or (iv) above (unless this clause (v) provides otherwise), by notice to the Lessee specifying a payment date, demand that the Lessee pay to the Corporate Owner Trustee for the account of the Lessor, and the Lessee shall pay to the Corporate Owner Trustee for the account of the Lessor, on the date specified in such notice, as damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date specified in such notice), any unpaid Rent due or to become due and/or accrued or to become accrued as of the Basic Rent Payment Date next succeeding the date specified in such notice (calculated based upon the Debt Rate then applicable) plus Supplemental Rent in an amount equal to the Make Whole Amount if the Security Documents shall not have been discharged in accordance with Section 10.1 of the Indenture, plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from the date specified in such notice to the date of actual payment)

                  (A) an amount equal to the excess, if any, of (l) Stipulated
            Loss Value, computed as of the Basic Rent Payment Date next succeeding the date specified in such notice, over (2) the Fair Market Rental Value (determined by the Lessor in its discretion on the basis of the then actual condition of the Project) for the remainder of the

            Lease Term after discounting such Fair Market Rental Value semiannually to present value as of the date specified in such notice at the Discount Rate; or

                  (B) an amount equal to the excess, if any, of (l) such
            Stipulated Loss Value, computed as of the Basic Rent Payment Date next succeeding the date specified in such notice over (2) the Fair Market Sales Value (determined by the Lessor in its discretion on the basis of the then actual condition of the Project) as of the date specified in such notice; or

                  (C) an amount equal to the excess, if any, of (l) the present value as of the date specified in such notice of all installments of Basic Rent (calculated based upon the Debt Rate then applicable) until the end of the Basic Term or the then current Renewal Term, as the case may be, discounted semiannually at the Discount Rate, over
            (2) the present value as of such date of the Fair Market Rental Value (determined by the Lessor in its discretion on the basis of the then actual condition of the Project) until the end of the Basic Term or such Renewal Term, as the case may be, discounted semiannually at the Discount Rate;

                  (D) provided that Lessor shall not have sold the Project
            pursuant to this Section 16, an amount equal to the higher of such Stipulated Loss Value or the Fair Market Sales Value of the Project (determined by the Lessor in its discretion on the basis of the then actual condition of the Project) as of the date specified in such notice; and, in this event, upon payment by the Lessee of all amounts payable by it under this clause (v)(D) and all other amounts due under the Transaction Documents, the Lessor shall effect a Transfer to the Lessee (or its designee) and the Lease Term shall end and all the Lessee's obligations hereunder (other than any obligation expressed herein or in any other Transaction Document as surviving the termination of this Lease) shall cease;

            (vi) if the Lessor shall have sold the Project pursuant to clause
      (ii) above, the Lessor, if it shall so elect (in lieu of exercising its rights under clause (v) above) by notice to the Lessee, may demand that the Lessee pay to the Corporate Owner Trustee for the account of the Lessor, and the Lessee shall pay to the Corporate Owner Trustee for the account of the Lessor, on the date of such sale, as damages for loss of a bargain and not as a penalty (in lieu of Basic Rent due for periods commencing after the next Basic Rent Payment Date following the date of such sale), any unpaid Rent due or to become due and/or accrued or to become accrued as of the next Basic Rent Payment Date following the date of such sale (calculated based upon the Debt Rate then applicable), plus Supplemental Rent in an amount equal to the Make Whole Amount if the Security Documents shall not have been discharged in accordance with
      Section 10.1 of the Indenture, plus the amount of any deficiency between the Sale Proceeds and Stipulated Loss Value, computed as of such Basic Rent Payment Date, together with interest at the Overdue Rate on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment;

            (vii) the Lessor may rescind or terminate this Lease; however, (A) no reentry or taking of possession of the Project by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (B) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and (C) no act or thing done by the Lessor or any of its agents, representatives or employees shall be deemed an acceptance of a surrender of the Project, and no agreement accepting a surrender of the Project, shall be valid unless the same be made in writing and executed by the Lessor;

            (viii) in the event that this Lease is terminated, the Lessor shall be entitled to collect all Rent which is due and owing as of the date of the termination of the Lease;

            (ix) in the event that this Lease is terminated or in the event that the Lessor elects to exercise its remedies pursuant to clause (iii) or
      (iv) above, the Lessor shall not have any obligation to relet or attempt to relet the Project or any portion thereof, or to collect rent after reletting; and in the event of relating the Lessor may relet the whole or any portion of the Project for any period, to any Person, and for any use and purpose; or

            (x) the Lessor may proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; or

            (xi) the Lessor may exercise any other right or remedy that may be available to it under Applicable Law.

            (b) No Release. No rescission or termination of this Lease, in whole or in part, or repossession of the Project or exercise of any remedy under
Section 16(a) shall relieve the Lessee of any of its obligations under this Lease. In addition, except as aforesaid, the Lessee shall be liable for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Owner Trustees, the Lessor, the Owner Participant, the Indenture Trustee or any

Noteholder by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto. At any sale of the Project or any part thereof pursuant to this Section 16, the Corporate Owner Trustee, the Individual Owner Trustee, the Lessor, the Owner Participant, the Lessee, the Indenture Trustee or any Noteholder may bid for and purchase such property.

            (c) Remedies Cumulative. Except as expressly set forth in Section 16(a)(v), no remedy under Section 16(a) is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided thereunder or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Lease Default or Lease Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. The failure or delay of the Lessor in exercising any right granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Project in mitigation of the Lessor's damages as set forth in Section 16(a) or that may otherwise limit or modify any of the Lessor's rights and remedies provided in this Section 16.

            SECTION 17. Notices. All communications, declarations, demands and notices provided for in this Lease shall be in writing and shall be given in person or by means of telecopy, or other wire transmission, or mailed by registered or certified mail, or sent by courier, addressed as provided in the Participation Agreement. All such communications, declarations, demands and notices given in such manner shall be effective on the date of receipt.

            SECTION 18. Successors and Assigns. This Lease, including all agreements, covenants, indemnities, representations and warranties contained herein, shall be binding upon and inure to the benefit of the Lessor and the Lessee and their respective permitted successors and assigns under the Transaction Documents.

            SECTION 19. Right of First Offer.

            (a) Grant of Right of First Offer.

                  (i) At any time during the Lease Term (so long as no Lease
            Event of Default has occurred and is then continuing), before the Lessor may sell or offer to sell the Project to any Person (except pursuant to a Portfolio Sale or a sale to an Affiliate of the Owner Participant) the Lessor shall offer the Project to the Lessee for purchase at a cash price determined by the Lessor (the "Determined Price"). Such offer may be accepted at any time within 90 days after the date of receipt by the Lessee of the notice of the offer and the Determined Price by irrevocable written notice of the acceptance of such offer, and the closing date for such purchase shall not be more than 180 days after the date of such written notice.

                  (ii) If the Lessee shall not give notice of exercise or
            rejection of such first offer within the 90-day period for acceptance described in clause (i) above, the right shall be deemed waived in respect of such offer and, except as further provided herein, this right of first offer shall thereupon be terminated and have no further force and effect.

                  (iii) The Lessee shall, upon written request, furnish within the 90-day period for acceptance described in clause (i) above (or at any time thereafter upon the request of the Corporate Owner Trustee or the Lessor), a recordable statement certifying any waiver or rejection of such first offer. Any such statement shall be binding on the Lessee.

                  (iv) In the event the Lessee does not elect to purchase the
            Project for the Determined Price, the Project may be sold by the Lessor to any Person (other than a Person who, directly or through any of such Person's Affiliates, is a Competitor of the Lessee or any of the Lessee's Affiliates) at a cash price not less than ninety-five percent (95%) of the Determined Price, provided a letter of intent is executed by the Lessor and prospective buyer within 180 days following the giving by the Lessee of a notice that it waives or rejects its first offer right (or following the deemed waiver of such right) without the need to re-offer the Project to the Lessee. If such a letter of intent has been executed within the required time period, the Project shall not be sold at any price lower than 95% of the Determined Price or on terms other than cash or at a time more than 360 days following the giving by the Lessee of a notice that it waives or rejects its first offer right (or following the deemed waiver of such right) without the Lessor again complying with the requirements of this Section 19.

                  (v) if the Lessee shall elect to purchase the Project as
            herein contemplated, the Lessee shall, at its sole expense and as a condition to such purchase, on such date of purchase, execute and deliver such documentation, as shall be reasonably satisfactory to the Owner Participant, the Indenture Trustee and the Noteholders to cause the indebtedness represented and evidenced by the Notes and the Security Documents or such other notes and security documents as are executed and delivered in connection with such purchase to be a direct and full recourse obligation of the Lessee secured by a first priority deed to secure debt and security interest in the Indenture Estate (as modified by such documentation) and the Lessee shall deliver, or shall cause to be delivered, such certificates, legal opinions, title insurance policies, and other documentary evidence as shall be reasonably requested by the Owner Participant, the Indenture Trustee and the Noteholders as necessary to effect such documentation. The Lessee shall pay all reasonable costs and expenses in connection with the transactions contemplated with this Section 19(a)(v).

                  (b) Savings Clause. Unless terminated sooner by the agreement of the parties, the right of first offer granted pursuant to this Section 19 and any other future unvested interest in real property created under the terms of this Lease shall terminate no later than twenty-one (21) years less one day after the death of the last survivor of the descendants of the late King George V of the United Kingdom of Great Britain and Northern Ireland who were living on the date hereof.

            Notwithstanding anything to the contrary contained herein, this
Section 19 shall not be applicable to the Indenture Trustee or its successor if the Indenture Trustee or its successor has become the owner of the Project pursuant to Section 6 of the Indenture.

            SECTION 20. Right To Perform for Lessee. Subject to the provisions of the Indenture, if the Lessee shall fail to make any payment to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein, and such failure constitutes a Lease Default hereunder and the Lessee shall not be diligently attempting to cure such Lease Default, then (subject to the requirements of this Section 20) unless and until the Lessee shall make such payment or perform or comply with such Agreement, the Owner Participant, the Corporate Owner Trustee, the Lessor, the Indenture Trustee or any Noteholder may, but shall not be obligated to, to the extent not prohibited by Applicable Law, itself make any such payment or perform or comply with any such agreement as the Lessee shall be obligated to pay, perform or comply with under this Lease, and the amount of such payment and the amount of the reasonable expenses of the Owner Participant, the Corporate Owner Trustee, the Lessor or the Indenture Trustee or any Noteholder, as the case may be, incurred in connection with such payment or the performance or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand on an After-Tax Basis. The Owner Participant, the Corporate Owner Trustee, the Lessor, the Indenture Trustee or any Noteholder, as the case may be, shall give the Lessee at least 2 Business Days' notice before taking any action in accordance with the preceding sentence, provided that the failure to give such notice shall have no effect upon any of the rights of the Owner Participant, the Corporate Owner Trustee, the Lessor, the Indenture Trustee or any Noteholder, as the case may be, thereunder.

            SECTION 21. Rejectable Offers. The following provisions shall apply in the event the Lessee wishes to make a rejectable offer pursuant to Sections 9(c), 13(b) or l4(b) of the Lease or is required to make a rejectable offer pursuant to Section 6.01(g) of the Participation Agreement (herein, in each case, a "Rejectable Offer"):

            (a) Rejectable Offer Notices.

                  (i) Event of Loss. If the Lessee shall have delivered an Event of Loss Notice electing to terminate this Lease pursuant to Section 9(a)(ii) with respect to an Event of Loss occurring during the Interim Term or the Basic Term, such Event of Loss Notice shall, as provided in Section 9(c), be deemed to be a Rejectable Offer Notice for purposes of this Section 21.

                  (ii) Burdensome Buyout. If a Burdensome Buyout Event shall have occurred and the Lessee shall have elected to exercise its rights with respect thereto pursuant to Section 13(a), the Burdensome Buyout Notice given pursuant to Section l3(b) shall be deemed to be a Rejectable Offer Notice for purposes of this Section 21.

                  (iii) Early Termination. If the Lessee shall have exercised its option to terminate this Lease pursuant to Section 14(b), the Early Termination Notice given thereunder shall be deemed to be a Rejectable Offer notice for purposes of this Section 21.

                  (iv) Designated Event and Approved Rating Decline. If the
            Lessee is required to make separate Rejectable Offers pursuant to
            Section 6.01(g) of the Participation Agreement, the Lessee shall:
            (A) make, by written notice to the Corporate Owner Trustee, the Lessor and the Indenture Trustee, with a copy to the Owner Participant and the Noteholders, a Rejectable Offer to purchase the Project from the Lessor on a date specified in Schedule 2.2 to this Lease which is not less than 45 nor more than 75 days after the date on which the Approved Rating declined in connection with a Designated Event (the "Lessor Designated Event Purchase Date"); and
            (B) make, by written notice to the Owner Participant with copies to the Corporate Owner Trustee, the Lessor, the Indenture Trustee and the Noteholders, a separate Rejectable Offer to purchase the Owner Participant Interest on the same such date (the "OP Designated Event Purchase Date") in the event the Lessor rejects such offer, which notice shall be delivered simultaneously with the Rejectable Offer Notice referred to in clause (A) above.

            (b) Notices of Acceptance or Rejection of Rejectable Offers.

                  (i) By Lessor. The Lessor, at its option, may (subject always to compliance by the Lessor and the Lessee, as applicable with the requirements of Sections 9(c), 13(b) or 14(b) of this Lease or Section 6.01(g)(A) of the Participation Agreement, as applicable) accept or (until such time as the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, with the prior written consent of the Indenture Trustee in accordance with the provisions of Section 2.6(b) of the Indenture) reject any Rejectable Offer made by the Lessee pursuant to Sections 9(c), 13(b) or 14(b) of this Lease or Section 6.01(g)(A) of the Participation Agreement and this Section 21 by delivering a notice to the Lessee, the Owner Participant, the Indenture Trustee and each Noteholder to such effect not later than (A) 35 days prior to the Loss Determination Date or the Lessor Designated Event Purchase Date, as applicable, or (B) 60 days prior to the Burdensome Buyout Purchase Date or Early Termination Date, as applicable. If the Lessor fails to give timely notice to the Lessee of its acceptance or rejection of any Rejectable Offer made pursuant to Sections 9(c), 13(b) or 14(b) of the Lease or Section 6.01(g)(A) of the Participation Agreement or if the Lessor, prior to or simultaneously with the rejection of any such Rejectable Offer, fails for any reason whatsoever to deposit the amount described in
            Section 21(c)(i) below with the Indenture Trustee and to deliver to the Lessee the written consent to such rejection executed by the Indenture Trustee (in accordance with Section 21 (b) (iii) hereof), the Lessor shall automatically and irrevocably be deemed to have accepted such Rejectable Offer.

                  (ii) By Owner Participant. If (but only if) the Lessor (acting with the written consent of the Indenture Trustee in accordance with
            Section 2.6(b) of the Indenture) rejects any Rejectable Offer made to it by the Lessee pursuant to Section 6.01(g)(A) of the Participation Agreement and Section 21(a)(iv)(A) above, the Owner Participant may elect to accept or reject the separate Rejectable Offer made to it under Section 6.01(g)(B) of the Participation Agreement and Section 21(a)(iv)(B) above by delivering a notice to the Lessee, with copies to the Corporate Owner Trustee, the Lessor, the Indenture Trustee and each Noteholder to such effect not later than 20 days prior to the proposed OP Designated Event Purchase Date. If the Owner Participant fails to give notice to the Lessee of its acceptance or rejection of any such Rejectable Offer, it shall automatically and irrevocably be deemed to have rejected such Rejectable Offer.

                  (iii) Consent of Indenture Trustee Required. Notwithstanding
            anything in the Transaction Documents to the contrary, the Lessee and the Lessor acknowledge and agree that, until such time as the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, the Lessor shall not be authorized or empowered to reject any Rejectable Offer without the prior written consent of the Indenture Trustee (given in accordance with the provisions of Section 2.6(b) of the Indenture).

            (c) Events Upon Rejection of Rejectable Offers.

                  (i) Lessor Obligations Relating to Event of Loss, Burdensome
            Buyout and Early Termination. If the Lessor (in full compliance with the provisions of Sections 9(c), l3(b), 14(b) and/or 21 of this Lease, as the case may be), rejects any Rejectable Offer made by the Lessee pursuant to such Sections 9(c), 13(b) or 14(b), it shall deposit with the Indenture Trustee for application in accordance with the provisions of the Indenture, on or prior to the same Business Day on which it rejects the Rejectable Offer, cash in Dollars in an amount sufficient to pay the aggregate principal amount of the outstanding Notes, together with estimated accrued and unpaid interest thereon (calculated based upon the Debt Rate then applicable), through and including the Loss Determination Date, the Burdensome Buyout Purchase Date or the Early Termination Purchase Date, as applicable. In addition, the Lessor shall deposit with the Indenture Trustee for application in accordance with the provisions of the Indenture, two Business Days prior to the Loss Determination Date, Burdensome Buyout Purchase Date or Early Termination Date, as applicable, from funds derived from a Supplemental Rent payment by the Lessee (which the Lessee agrees to pay to the Corporate Owner Trustee for the account of the Lessor two Business Days prior to such Loss Determination Date, Burdensome Buyout Purchase Date or Early Termination Date, as applicable), an amount sufficient to pay the Make Whole Amount, if any, due on the Notes on such Loss Determination Date, Burdensome Buyout Purchase Date or Early Termination Purchase Date together with all other amounts (other than amounts referred to in the next following sentence) then due and owing to the Indenture Trustee and/or the Noteholders under the Transaction Documents as of the applicable date. In addition, the Lessor shall make an additional payment on the Loss Determination Date, Burdensome Buyout Date or Early Termination Date, as applicable, in an amount equal to the excess, if any, of the actual accrued interest due on such date on the Notes over the estimated accrued interest amount previously deposited by the Lessor and, to the extent, if any, such deposited amount exceeds the actual accrued interest due on such date, the Indenture Trustee shall refund such excess to the Lessor. If the Lessor fails for any reason whatsoever to make the deposits described in this Section 21(c)(i) in a timely manner, it shall automatically and irrevocably be deemed to have accepted the Rejectable Offer.

                  (ii) Lessee Obligations Relating to Event of Loss, Burdensome
            Buyout and Early Termination. If the Lessor (subject always to compliance with the requirements of Sections 9(c), l3(b), 14(b) and/or 21 of the Lease, as applicable), rejects any Rejectable Offer made by the Lessee pursuant to such Sections 9(c), 13(b) or 14(b), the Lessee shall pay to the Indenture Trustee for the account of the Lessor and for application in accordance with the provisions of the Indenture (or to the Corporate Owner Trustee for the account of the Lessor if the Lien of the Security Documents shall have been discharged in accordance with
            Section 10.1 of the Indenture) on the Loss Determination Date, the Burdensome Buyout Purchase Date or the Early Termination Date, as applicable, the sum of (A) any and all Rent (other than Stipulated Loss Value and Basic Rent payable in advance on such date), plus (B) Supplemental Rent in an amount equal to the Make Whole Amount, if any, due on any Loss Determination Date, Burdensome Buyout Purchase Date or Early Termination Date, as applicable, plus (C) all other amounts due and owing under the Transaction Documents on such date, whereupon this Lease and the other Transaction Documents (other than any obligations expressed herein or therein as surviving the termination of this Lease) shall terminate.

                  (iii) Lessor and Owner Participant Obligations Relating to
            Designated Event and Decline in Approved Rating.

                        (A) If the Lessor (acting with the written consent of
                  the Indenture Trustee in accordance with Section 2.6(b) of the Indenture) rejects any Rejectable Offer made to it pursuant to
                  Section 6.01(g)(A) of the Participation Agreement and Section 2l(a)(iv)(A), the Lessor shall, upon written request, furnish a written statement to the Lessee, with copies to the Indenture Trustee and the Noteholders, confirming the waiver by the Lessor of all rights against the Lessee under such
                  Section 6.01(g)(A) and otherwise with respect to such Designated Event and decline in Approved Rating (without prejudice to the rights of the Lessor under such Section 6.01(g)(A) upon the occurrence of any subsequent Designated Event and decline in Approved Rating).

                        (B) If the Owner Participant rejects (or is deemed to
                  have rejected) any Rejectable Offer made to it pursuant to
                  Section 6.01(g)(B) of the Participation Agreement and Section 21(a)(iv)(B), the Owner Participant shall, upon written request, furnish a written statement to the Lessee, with copies to the Indenture Trustee and the Noteholders, confirming the waiver by the Owner Participant of all rights against the Lessee under such Section 6.01(g)(B) and otherwise with respect to such Designated Event and decline in Approved Rating (without prejudice to the rights of the Owner Participant under such Section 6.01(g)(B) upon the occurrence of any subsequent Designated Event and decline in Approved Rating).

                  (iv) Lessee Obligations Relating to Designated Event and
            Decline in Approved Rating. If both the Lessor (acting with the written consent of the Indenture Trustee in accordance with Section 2.6(b) of the Indenture) and the Owner Participant shall have rejected (or be deemed to have rejected) any Rejectable Offers made to them by the Lessee pursuant to Section 6.01(g) of the Participation Agreement and Section 2l(a)(iv) above, the obligations of the Lessee with respect to the related Designated Event and decline in Approved Rating shall terminate (without prejudice to the rights of the Lessor and the Owner Participant under Section 6.01(g) of the Participation Agreement and Section 21(a)(iv) above upon the occurrence of any subsequent Designated Event and decline in Approved Rating) and the Lease and all other Transaction Documents shall remain in effect. If the Lessor (acting with the written consent of the Indenture Trustee) shall have rejected (or be deemed to have rejected) any Rejectable Offer made to it by the Lessee pursuant to Section 6.01(g)(A) of the Participation Agreement and the Owner Participant shall have accepted the related Rejectable Offer made to it by the Lessee pursuant to such Section 6.01(g)(B), then and in such event on or prior to the date on which the Lessee shall pay to the Owner Participant the OP Designated Purchase Price, the Lessee shall, at its sole expense and as a condition to such purchase, execute and deliver such documentation as shall be reasonably satisfactory to the Owner Participant, the Indenture Trustee and the Noteholders to cause the indebtedness represented and evidenced by the Notes and the Security Documents or such other notes and security documents as are executed and delivered in connection with such purchase to be a direct and full recourse obligation of the Lessee secured by a first priority deed to secure debt and security interest in the Indenture Estate (as modified by such documentation) and the Lessee shall deliver, or shall cause to be delivered, such certificates, legal opinions, title insurance policies, and other documentary evidence as shall be reasonably required by the Owner Participant, the Indenture Trustee and the Noteholders as necessary to effect such documentation. The Lessee shall pay all reasonable costs and expenses in connection with the transactions contemplated with this Section 21(c)(iv).

            (d) Events Upon Acceptance of Rejectable Offers.

                  (i) Lessor Obligations Relating to Event of Loss, Burdensome
            Buyout, Early Termination and Designated Event and Decline in Approved Rating. In the event the Lessor (subject always to compliance with the requirements of Sections 9(c), 13(b), 14(b) and/or 21 of this Lease and/or Section 6.01(g)(A) of the Participation Agreement, as applicable) shall have accepted (or shall be deemed to have accepted) a Rejectable Offer made to it by the Lessee pursuant to Sections 9(c), 13(b) or 14(b) of this Lease or Section 6.01(g)(A) of the

            Participation Agreement and this Section 21, and the Lessee shall have paid all amounts payable by it with respect thereto in accordance with Section 21(e)(i), 21(e)(ii), 21(e)(iii) or 21(e)(iv)(A) below, as applicable, the Lessor shall effect a Transfer of the Project to the Lessee or its designee on the Loss Determination Date, the Burdensome Buyout Purchase Date, the Early Termination Date or the Lessor Designated Event Purchase Date, as applicable. Upon such Transfer, all of the Lessee's obligations under this Lease and the other Transaction Documents (other than any obligations expressed herein or therein as surviving the termination of the Lease) shall terminate.

                  (ii) Owner Participant Obligations Relating to Designated
            Event and Decline in Approved Rating. In the event the Owner Participant accepts a Rejectable Offer made to it by the Lessee pursuant to Section 6.01(g)(B) of the Participation Agreement and this Section 21 and the Lessee shall have paid all amounts payable by it with respect thereto in accordance with Section 21(e)(iv)(B) below, the Owner Participant shall effect a Transfer of the Owner Participant Interest to the Lessee or its designee on the OP Designated Event Purchase Date.

            (e) Lessee's Payment Obligations.

                  (i) Event of Loss. If the Lessor accepts (or is deemed to have accepted) a Rejectable Offer made pursuant to Section 9(c) and this
            Section 21, the Lessee shall pay to the Indenture Trustee for the account of the Lessor on the Loss Determination Date for application in accordance with the provisions of the Indenture (or to the Corporate Owner Trustee for the account of the Lessor if the Lien of the Security Documents shall have been discharged in accordance with
            Section 10.1 of the Indenture) an amount equal to the Event of Loss Purchase Price.

                  (ii) Burdensome Buyout Event. If the Lessor accepts (or is deemed to have accepted) a Rejectable Offer pursuant to Section 13(b) and this Section 21, the Lessee shall pay to the Indenture Trustee for the account of the Lessor on the Burdensome Buyout Purchase Date for application in accordance with the provisions of the Indenture (or to the Corporate Owner Trustee for the account of the Lessor if the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture), an amount equal to the Burdensome Buyout Purchase Price.

                  (iii) Early Termination. If the Lessor accepts (or is deemed to have accepted) a Rejectable Offer made by the Lessee pursuant to
            Section 14(b) and this Section 21, the Lessee shall pay to the Indenture Trustee for the account of the Lessor on the Early Termination Date for application in accordance with the provisions of the Indenture (or to the Corporate Owner

            Trustee on behalf of the Lessor if the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture), an amount equal to the Early Termination Purchase Price.

                  (iv) Designated Event and Approved Rating Decline.

                        (A) If the Lessor accepts a Rejectable Offer made to it
                  by the Lessee pursuant to Section 6.01(g)(A) of the Participation Agreement and Section 21(a)(iv)(A) above, the Lessee shall pay to the Indenture Trustee for the account of the Lessor on the Lessor Designated Event Purchase Date for application in accordance with the provisions of the Indenture (or to the Corporate Owner Trustee on behalf of the Lessor if the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture) an amount equal to the Lessor Designated Event Price.

                        (B) If the Owner Participant accepts a Rejectable Offer
                  made to it by the Lessee pursuant to Section 6.01(g)(B) of the Participation Agreement and Section 2l(a)(iv)(B) above, the Lessee shall pay to the Owner Participant on the OP Designated Event Purchase Date an amount equal to the OP Designated Event Price.

            SECTION 22. Amendments and Miscellaneous.

            (a) Amendments in Writing. The provisions of this Lease may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee. It is understood and agreed by the parties hereto that, until the Lien of the Security Documents shall have been discharged in accordance with Section 10.1 of the Indenture, no waiver, alteration, modification, amendment, supplement or termination of this Lease (other than as to Excepted Payments and Excepted Rights) shall be effective unless and until the consent of the Indenture Trustee or the Noteholders shall have been obtained in accordance with the provisions of the Indenture.

            (b) Survival.

                  (i) All indemnities, representations and warranties contained or incorporated by reference in this Lease shall survive, and shall continue in effect following, the execution and delivery of this Lease and the expiration or termination of this Lease.

                  (ii) The obligations of the Lessee to pay Supplemental Rent and the obligations of the Lessee under Sections 5, 16 and 20 of this Lease (as well as the obligations of the Lessee under Sections
            7.01 and 7.02 of the Participation Agreement) shall survive the expiration or termination of this Lease;

            provided, however, that, after the expiration or termination of this Lease, the Lessor shall not have any right or be entitled to any remedy in respect of the Lessee's failure to perform its obligations under Section 20 except the right to institute an action seeking recovery of actual damage with respect to claims or events arising thereunder on or prior to the expiration or termination of the Lease.

            (c) Severability of Provisions. Any provision of this Lease that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate, prohibit or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

            (d) True Lease. This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Project except as a lessee.

            (e) Original Lease. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the front cover and containing the receipt of the Indenture Trustee therefor on or following the signature page thereof shall be the "Original Executed Counterpart" of this Lease. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "Original Executed Counterpart".

            (f) Governing Law. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICTS LAW) OF THE STATE OF GEORGIA.

            (g) Headings. The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Lease.

            (h) Estoppel Certificates.

                  (i) The Lessee agrees, at any time and from time to time, upon not less than thirty (30) days' prior written notice from the Lessor, to execute, acknowledge and deliver to the Lessor a statement in writing (v) certifying that this Lease is unmodified and in full force and effect (or if there have, been


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

            modifications, that this Lease is in full force and effect as modified and stating the modifications hereto); (w) stating the dates to which the Basic Rent and other specified charges hereunder have been paid by the Lessee; (x) stating whether or not the Lessee has knowledge that the Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if the Lessee has knowledge of such a default, specifying each such default; (y) stating the address to which notices to the Lessee shall be sent; and (z) stating such other matters as the Lessor may reasonably request.

                  (ii) The Lessor agrees, at any time and from time to time, upon not less than thirty (30) days' prior written notice from the Lessee, to execute, acknowledge and deliver to the Lessee, with a copy to the Indenture Trustee, a statement in writing (v) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications hereto) ; (w) stating the dates to which the Basic Rent and other specified charges hereunder have been paid by the Lessee; (x) stating whether or not the Lessor has knowledge that the Lessee is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if the Lessor has knowledge of such a default, specifying each such default; (y) stating the address to which notices to the Lessor shall be sent; and (z) stating such other matters as the Lessee may reasonably request.

            (i) Concerning the Trust. William J. Wade is entering into this Lease solely as the Individual Owner Trustee under the Trust Agreement and not in his individual capacity. Accordingly, except as otherwise expressly set forth herein or in the other Transaction Documents, each of the representations, warranties, undertakings and agreements herein made on the part of William J. Wade as Lessor is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding William J.Wade or the Trust Company personally, but is made and intended for the purpose of binding only the Trust and the Trust Estate; this Lease is executed and delivered by William J. Wade solely in the exercise of the powers expressly conferred upon him as the Individual Owner Trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against William J. Wade or the Trust Company, or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of William J. Wade, as Lessor, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person acting by, through or under it, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and William J. Wade or his successors in trust, and the Trust Company or its successors in trust, shall be personally liable for his or its own gross negligence or willful misconduct (or negligence, in the case of the handling, holding and transfer of funds) in the performance of its or his or its duties as trustees of the Trust or otherwise. If any successor trustee is appointed for William J. Wade or the Trust Company in accordance with the terms of the Trust Agreement, such successor trustee, without any further act, shall succeed to all the rights, duties, immunities and obligations of William J. Wade or the Trust Company, as applicable, hereunder and the predecessor trustee shall be released from all further duties and obligations hereunder.

            (j) Counterpart Execution. This Lease may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument. Although this Lease is dated as of the date first above written for convenience, the actual date of execution hereof by the parties hereto is the Closing Date, and this Lease shall be effective on, and shall not be binding on any party hereto until, the Closing Date.

            (k) Time is of the Essence. Time is of the essence in this Lease.

            (l) Costs of Transfer. All costs and expenses in connection with any transfer of the Project (or any portion thereof) to the Lessee by the Lessor (including, without limitation, taxes, escrow fees, title insurance premiums, recording charges and reasonable attorneys' fees) pursuant to the provisions of any Transaction Document other than Section 19 of this Lease (excluding Section 19(a)(v)) shall be paid for by the Lessee.

                       [SIGNATURES ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed by a representative or officer thereunto duly authorized as of the date and year first above written.

                                        Lessor:


                                        /s/ William J. Wade
                                        ----------------------------------------
                                        William J. Wade, not in his individual
                                        capacity but solely as the Individual
                                        Owner Trustee of Equifax Business Trust
                                        No. 1994-A, a Delaware business trust


                                        Lessee:

                                        EQUIFAX INC.


                                        By: /s/ Ralph F. Haygood
                                            ------------------------------------
                                        Name: Ralph F. Haygood
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------


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